                                                                Exhibit 99(b)(2)

FAIRNESS OPINION PRESENTATION
TO THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS





                                 PROJECT ROCKIES



             [US BANCORP/PIPER JAFFRAY -REGISTERED TRADEMARK- LOGO]



                                 March 18, 1999

TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                      Section
Description of Rockies                                                    1

     -  Company Overview

     -  Recent Performance Issues

Overview of Transaction                                                   2

     -  Transaction Background

     -  Proposed Deal Structure and Terms

Due Diligence Procedures                                                  3

Summary of Analyses                                                       4


Appendices

     Comparable Company Analysis                                          A

     Comparable Transaction Analysis                                      B

     Premiums Paid Analysis                                               C

     Discounted Cash Flow Analysis                                        D

     LBO Analysis                                                         E

                                DESCRIPTION OF ROCKIES

DESCRIPTION OF ROCKIES

--------------------------------------------------------------------------------

COMPANY OVERVIEW

- Rockies (the "Company"), currently operates 23 brewery restaurants under the names Rockies, Chop Shop and Walnut and 39 Cubs restaurants in 18 states throughout the country.

- The Company's two main concepts, Rockies and Cubs, were founded by the Chairman in 1990 and 1976, respectively. Rockies was incorporated in April 1994 and completed its initial public offering in July 1994.

- Both the Brewery concepts and the Cubs concept are casual-dining restaurants that feature high quality, moderately priced food and a distinctive selection of microbrewed and specialty beers.


                                      1-1

DESCRIPTION OF ROCKIES

--------------------------------------------------------------------------------

RECENT PERFORMANCE ISSUES

  CAPITAL MARKET ISSUES

          - Stagnant stock price - $6.11 per share average stock price (1/1/98 - 1/25/99)

          -    Small market capitalization

          -    Limited trading volume and float

          -    Large insider holdings

          -    Limited institutional sponsorship

          -    Diminishing research sponsorship from the Street

          -    Perceived management instability

          -    Restaurant industry and specialty beer remain "out of favor"


  DISAPPOINTING OPERATING RESULTS

          -    Slowing Company unit growth

          -    Significant store closings

          -    Delay in timing of planned new store openings

          -    Negative same store sales

          - Below average profitability versus comparable restaurant companies

          -    History of earnings shortfalls

                    Erratic quarterly results for the last several years


                                      1-2

DESCRIPTION OF ROCKIES
------------------------------------------------------------------------------

  RECENT PERFORMANCE ISSUES

    DISAPPOINTING RECENT RESULTS

      - Q4 '98 operating earnings shortfall and reported earnings "noise"

          $0.13 operating vs. $0.22 reported vs $0.16 U.S. Bancorp Piper Jaffray Inc. estimate vs $0.15 Street estimate

      - Performance issues continue, particularly in the Brewery segment

      - Brewery concepts continue to underperform previous years

          Sales off approximately $950,000 or 6.6% compared to budget in January/February due to weather ($300k), delayed Bellevue opening ($222k), competitive pressures (new seats in many markets), softness related to NBA strike, and lack of results from marketing programs.

          Same store sales down 4.0% in January and 2.8% in February

          Erosion in liquor sales as a percent of overall sales

          Erosion in the beer component of liquor sales

      - Projected Q1 '99 earnings shortfall

          Projected $0.07 operating vs. $0.01 reported vs. $0.16 U.S. Bancorp Piper Jaffray Inc. estimate vs. 2 published Street estimates of $0.05 and $0.13

                                      1-3

DESCRIPTION OF ROCKIES
------------------------------------------------------------------------------

  RECENT MARKET PERFORMANCE

     Stock Market                                                         NASDAQ

     Stock Price (as of 3/12/99)
         -- Last Close                                                     $8.50
         -- Last Bid                                                       $8.38
         -- Last Ask                                                       $8.63
     Stock Price (as of 1/25/99)
         -- Last Close                                                     $6.63
         -- 30 Day Average                                                 $5.77
         -- 60 Day Average                                                 $5.73
         -- 90 Day Average                                                 $5.66
         -- 180 Day Average                                                $5.93

     In the 12 month period ending 1/25/99 the stock has traded at:
         -- A Low Of                                                       $4.63
         -- A High Of                                                      $7.56
         -- An Average Daily Volume Of                                      30.1

     In the 6 month period ending 1/25/99 the stock has traded at:
         -- A Low Of                                                       $4.63
         -- A High Of                                                      $7.13
         -- An Average Daily Volume Of                                      29.7

     In the 3 month period ending 1/25/99 the stock has traded at:
         -- A Low Of                                                       $5.13
         -- A High Of                                                      $7.13
         -- An Average Daily Volume Of                                      36.7

     Market Cap (based on 3/12/99 price)                                   $68.5
     Market Cap (based on 1/25/99 price)                                   $53.4

                                     1-4

DESCRIPTION OF ROCKIES
------------------------------------------------------------------------------

     RECENT MARKET PERFORMANCE
                   DAILY STOCK PRICE/VOLUME PERFORMANCE
                            1/02/98 - 3/12/99

[Graph]

Jan. 11, 1999:
Initial indication of
interest received from
the ConQuest Group

Jan 13, 1999:
Share offer from RB Capital

Jan. 26, 1999:
Cracken Harkey
announces offer

Jan. 27, 1999:
Company's press release

                                     1-5

DESCRIPTION OF ROCKIES
------------------------------------------------------------------------------

     RECENT MARKET PERFORMANCE

                    WEEKLY STOCK PRICE/VOLUME PERFORMANCE
                             7/22/94 - 3/12/99

[Graph]

                                     1-6

DESCRIPTION OF ROCKIES
------------------------------------------------------------------------------

     RECENT MARKET PERFORMANCE

                   ANALYSIS OF TRADING VOLUME AT VARIOUS PRICES
                               1/1/98 - 1/25/99

[Graph]

* The Weighted Average Stock Price is $6.11

                                     1-7

DESCRIPTION OF ROCKIES
------------------------------------------------------------------------------

     RECENT MARKET PERFORMANCE

                   ANALYSIS OF TRADING VOLUME AT VARIOUS PRICES
                               7/22/94 - 1/25/99

[Graph]

* The Weighted Average Stock Price is $13.24

                                     1-8

DESCRIPTION OF ROCKIES
------------------------------------------------------------------------------

     RECENT MARKET PERFORMANCE

                         DAILY RELATIVE PRICE PERFORMANCE
                                1/1/98 - 3/12/99

[Graph]

* Includes 59 companies.
** Includes AVDO, CGR, DAVE, DRI, GRLL, ILFO, LDRY, RAIN, RARE, STAR, TACO and
   UNO.

                                     1-9

DESCRIPTION OF ROCKIES
------------------------------------------------------------------------------

     RECENT MARKET PERFORMANCE

                        WEEKLY RELATIVE PRICE PERFORMANCE
                                7/22/94 - 3/12/99

[Graph]

* Includes 59 companies.
** Includes AVDO, CGR, DAVE, DRI, GRLL, ILFO, LDRY, RAIN, RARE, STAR, TACO and
   UNO.

                                     1-10

                             OVERVIEW OF TRANSACTION

OVERVIEW OF TRANSACTION

--------------------------------------------------------------------------------

TRANSACTION BACKGROUND - 1997 PROCESS

- During the summer and fall of 1997, U.S. Bancorp Piper Jaffray assisted Rockies in evaluating strategic alternatives available to the Company to enhance shareholder value.

- As a result of this review, U.S. Bancorp Piper Jaffray contacted forty-one parties to solicit their interest regarding a merger with or acquisition of the Company.

-    Four of these parties submitted "Firm Offers" for the business.

- One party was selected to negotiate a definitive agreement. Negotiations were terminated in December 1997 due to several factors, including:

     - Deteriorating Rockies performance, including missing the Q4 '97 analyst estimates

     - A material decrease in the acquirer stock price which resulted in a corresponding decrease in the offer price from the initial $12.50 per share to below $10.00 per share

     -    Complications regarding a pooling transaction

- On December 12, 1997, the Company announced that it had explored strategic alternatives, that it had adopted a shareholder rights plan and that it had instituted several management changes.


                                      2-1

OVERVIEW OF TRANSACTION

--------------------------------------------------------------------------------

TRANSACTION BACKGROUND - 1998/1999 PROCESS

- In November of 1998, unaffiliated members of the Board of Directors were informed that several insiders were working with financial advisors and financing sources to put together an offer for the Company. A Special Committee of the Board of Directors (the "Special Committee") was formed.

- On December 22, 1998, U.S. Bancorp Piper Jaffray was retained as the Special Committee's exclusive financial advisor.

- On January 11, 1998, each Board member of the Company received from The ConQuest Group ("CQ") an unsolicited "initial indication of interest in discussing with" the Company's Board an all cash acquisition of Rockies for "approximately $10 per common-stock share."

- On January 13, 1999, the Special Committee received an offer from RB Capital, Inc. ("RB Capital"), a group that owns approximately 30% of the Company's common shares (on a fully diluted basis) to acquire Rockies for $9.50 per share. The letter addressed transaction structure, financing status, a rationale for the transaction, next steps and certain other matters.

- On January 26, 1999, the Company received an offer from Cracken, Harkey, Street & Hartnett, LLC to purchase the outstanding shares of the Company for $9.25 per share. The letter addressed transaction structure, financing status, a rationale for the transaction, next steps and certain other matters.

- On January 27, 1999, the Company issued a press release announcing the receipt of three indications of interest to acquire the Company and the formation of a Special Committee.


                                      2-2

OVERVIEW OF TRANSACTION

--------------------------------------------------------------------------------

TRANSACTION BACKGROUND - 1998/1999 PROCESS

- After reviewing the offers, the Special Committee instructed U.S. Bancorp Piper Jaffray to contact each of the interested parties to facilitate an exchange of information. U.S. Bancorp Piper Jaffray requested formal offers be delivered to the Company by February 10, 1999.

- On February 5, 1999, U.S. Bancorp Piper Jaffray received an inquiry from Bull Dog Brewery, a brew pub operating company, regarding a transaction with Rockies. U.S. Bancorp Piper Jaffray requested more information. None was provided.

- On February 10, 1999, the Company received proposals from two of the three interested parties. After a review of each interested parties' proposal, U.S. Bancorp Piper Jaffray held discussions with the interested parties and their financing sources.

- Since receiving the proposals, the Special Committee and its advisors have continued discussions and negotiations with the interested parties.

- During the week of March 8, 1999, the Company contacted each of the interested parties to report on the Company's anticipated first quarter performance.


                                      2-3

OVERVIEW OF TRANSACTION
-------------------------------------------------------------------------------

     PROPOSED DEAL STRUCTURE AND TERMS

      STRUCTURE:               The Merger Agreement calls for RB Capital, Inc. to acquire Rockies through a Cash Merger.

      PER SHARE PRICE:         The per share consideration to be received by Rockies shareholders is $10.00.

      SHARES OUTSTANDING(1):   8,011,296

      OPTIONS OUTSTANDING(2):  966,907

      DEAL VALUE:              The aggregate equity and transaction value for the transaction is as follows:
                                                                                As of 12/27/98    Projected 6/30/99
                                                                                --------------    -----------------
                               - Unaffiliated Shareholders @$10.00 per share =   $57.4 million      $57.4 million

                               - Options Exercised @$10.00                   =    $2.1 million       $2.1 million

                               - Insider Holdings Rolled                     =   $22.7 million      $22.7 million

                               - Options Rolled @$10.00                      =    $0.7 million       $0.7 million

                               - Plus Debt Assumed (Net of Cash)(3)          =   $23.5 million      $20.2 million
                                                                                  ----               ----
                               - Transaction ("Enterprise") Value            =  $106.4 million     $103.1 million

     OTHER:                    The Merger Agreement calls for $2.75 million in termination fees and expense reimbursement payable to RB Capital by Rockies if the Agreement is terminated under certain conditions.

                               The Merger is subject to regulatory approvals.

(1) Excludes restricted stock eliminated upon change of control.
(2) Includes all "in-the-money" options.
(3) Debt includes capital leases.

                                      2-4

OVERVIEW OF TRANSACTION
-------------------------------------------------------------------------------

      TERMINATION FEES AND EXPENSES

      - The termination provision includes $1.0 million in termination fees and $1.75 million in expense reimbursement.

                                                                                  % of Equity Value(1)
                                                                                ------------------------
          Rockies Termination Fee                    $1.0 million                         1.2%
                                                                                  % of Company Value(1)
                                                                                ------------------------
          Rockies Aggregate Termination Fee
            and Expense Reimbursement               $2.75 million                         2.6%

                                                              Termination Fee as a % of Equity Value
                                                              --------------------------------------
                                                               Low      Median       Mean      High
                                                              -----  -----------   --------   ------
Going Private Transactions as a Percent of Equity Value(2)    1.0%       3.4%        4.0%       9.6%

                                                               SOURCE: COMMSCAN

(1) CALCULATIONS BASED ON 12/27/98 BALANCE SHEET.

(2) BASED ON INFORMATION AVAILABLE ON GOING PRIVATE TRANSACTIONS WITH A TRANSACTION VALUE OF BETWEEN $30 MILLION AND $300 MILLION ANNOUNCED BETWEEN 1/1/97 AND 3/12/99 (EXCLUDES FINANCIAL INSTITUTIONS AND REITS).

                                      2-5

OVERVIEW OF TRANSACTION
-------------------------------------------------------------------------------

                                   Other Relevant Transactions
     ------------------------------------------------------------------------------------------
                                                                 Termination Fee and Expense
                                                                Reimbursement as a Percent of
              Target                      Acquirer                     Company Value
     --------------------------  -------------------------   ----------------------------------
     Berttucci's                  Ten Ideas                                 2.8%

     Back Bay                     SCR Holdings                              8.5%

     Skyline Chili                Skyline Acquisition Corp.                 9.2%

     Ground Round Restaurants     GRR Holdings LLC                          3.5%

                                      2-6

                              DUE DILIGENCE PROCEDURES

DUE DILIGENCE PROCEDURES

--------------------------------------------------------------------------------

U.S. Bancorp Piper Jaffray Inc. ("U.S. Bancorp Piper Jaffray") worked extensively with Rockies during the summer and fall of 1997 and winter of 1998 as the Company's financial advisor in connection with an analysis of strategic alternatives and the subsequent investigation of a potential sale of the Company.

In the course of current due diligence in connection with the rendering of its Fairness Opinion, U.S. Bancorp Piper Jaffray has, among other things, under-taken the following steps:

1) U.S. Bancorp Piper Jaffray performed business and financial due diligence with certain members of senior management of the Company concerning topics such as the financial condition, operating performance and balance sheet of the Company, and the prospects for the Company.

2) Conducted discussions with members of the Special Committee of the Board of Directors.

3) Reviewed certain publicly available business and financial information relating to the Company which we deemed to be relevant including the Reports on Form 10-K for the three years ended December 28, 1997 and the reports on Form 10-Q for the three quarters ended September 27, 1998, June 28, 1998 and March 29, 1998.

4) Reviewed the Company's unaudited financial results for the year ended December 27, 1998 and certain unaudited monthly financial and operating data for January and February 1999.

5) Reviewed estimated 5-year financial forecasts for the Company on a stand-alone public company basis furnished to U.S. Bancorp Piper Jaffray by the Company's management for the years ended 1999-2003.

6)   Reviewed the latest draft of the Agreement and Plan of Merger.

7) Reviewed the results of store level operations on a weekly and monthly basis.


                                      3-1

DUE DILIGENCE PROCEDURES

--------------------------------------------------------------------------------

CONTINUED

8) Reviewed information regarding the Company's owned/leased properties and sale/leaseback agreements.

9) Reviewed the historical prices and trading activity for the Company's Common Stock.

10) Reviewed the financial terms, to the extent publicly available, of certain comparable merger and acquisition transactions which we deemed relevant.

11) Compared certain public financial data of Rockies with certain financial and securities data of companies deemed similar to Rockies.

12) Performed discounted cash flow analysis on the five-year financial forecasts for the Company on a stand-alone public company basis furnished by the Company's management.

13) Compared premiums paid relative to recent public market pre-announcement trading prices to Rockies implied premium.

14) Modified the five-year financial forecasts for the Company as a stand-alone public company based on anticipated changes to be made by RB Capital as a private company, analyzed the feasibility of a leveraged buyout of the Company based on these changes and performed a discounted cash flow analysis on these modified forecasts.

15)  Reviewed recent press releases and legal and accounting correspondence.

16) Reviewed such other financial studies and analyses and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

17) Evaluated, responded to and negotiated with respect to unsolicited indications of interest from persons other than RB Capital both prior to and after the Company's January 27, 1999 public announcement of indications of interest.


                                      3-2

                              SUMMARY OF ANALYSIS

SUMMARY OF ANALYSIS
-------------------------------------------------------------------------------

TRANSACTION MULTIPLES

                                            $10.00         ROCKIES(1)
                                           --------        -----------
      Company Value/Revenue                  0.67x            $160.1

      Company Value/EBITDA                    6.2x             $17.2

      Company Value/EBIT                     12.4x              $8.6

      Equity Value/Operating Net Income      19.1x              $4.4

      Equity Value/Reported Net Income       20.9x              $4.0

      Premium Paid(2)                        50.9%             $6.63

(1) LTM data as of 12/27/97, debt and cash at 12/27/98.
(2) Based on share price of $6.63 as of 1/25/99.

                                      4-1

                                        IMPLIED PURCHASE PRICE                   IMPLIED PURCHASE PRICE ($)
                                          MEAN      MEDIAN
                                          ----      ------
COMPARABLE COMPANY
  Company Value/Revenue                   $9.13       $8.09                             [GRAPH]
  Company Value/Operating Income          $6.21       $4.85
  Company Value/EBITDA                    $7.75       $6.53
  1999 P/E Ratio                          $7.75       $7.93
  2000 P/E Ratio                         $10.27      $10.51

COMPARABLE TRANSACTIONS
  UNDERPERFORMING
  Company Value/Revenue                  $10.45       $8.87
  Company Value/Op. Income               $10.58       $7.96
  Company Value/EBITDA                   $10.22      $10.16
  Equity Value/Op. Net Income            $10.38       $8.50
  Equity Value/Reported Net Income        $9.57       $7.84

  GOING PRIVATE TRANSACTIONS
  Company Value/Revenue                  $10.48      $11.03
  Company Value/Op. Income               $10.82       $9.80
  Company Value/EBITDA                   $10.23       $9.60
  Equity Value/Op. Net Income            $10.92       $8.64
  Equity Value/Reported Net Income       $10.05       $7.97

COMPARABLE PREMIUM
  Going Private Transactions
  1 Month Prior                           $6.73       $6.62
  1 Week Prior                            $7.32       $7.15
  1 Day Prior                             $7.98       $7.81

  Restaurant Transactions
  1 Month Prior                           $7.34       $6.61
  1 Week Prior                            $7.85       $7.05
  1 Day Prior                             $8.29       $7.70

DISCOUNTED CASH FLOW(1)
  Public Model                            $8.16      $11.99
  Private Model                           $8.26      $12.16

(1) DCF is calculated at a variety of discount rates and exit multiples, it does not represent a mean/median.

                                      4-2

SUMMARY OF ANALYSIS
-------------------------------------------------------------------------------

     COMPARABLE COMPANY ANALYSIS

                                          COMPARABLE GROUP(1)                         IMPLIED PRICE PER SHARE
                                          -------------------                         -----------------------
                                           MEAN       MEDIAN      ROCKIES(2)           MEAN          MEDIAN
                                          ------    ---------     ----------         --------      ---------
     Company Value/Net Sales(2)           0.62x      0.56x         $160.1              $9.13         $8.09

     Company Value/Operating Income(2)     8.5x       7.2x           $8.6              $6.21         $4.85

     Company Value/EBITDA(2)               5.0x       4.4x          $17.2              $7.75         $6.53

     P/E Ratios:

         Calendar 1999 Estimate(3)        13.0x      13.0x           $4.8              $7.75         $7.93

         Calendar 2000 Estimate(3)        10.2x      10.5x           $8.4             $10.27        $10.51
                                                                     --------------------------------------
                                                                     MEAN              $8.22         $7.20
                                                                     MEDIAN            $7.75         $7.93
                                                                     --------------------------------------

(1) Comparable Group Includes: AVDO, CGR, DAVE, DRI, GRLL, ILFO, LDRY, RAIN, RARE, STAR, TACO, UNO
(2) LTM data as of 12/27/98, debt of $23.9 M and cash of $0.4 M at 12/27/98.
(3) Rockies estimates per management.

                                      4-3

SUMMARY OF ANALYSIS
-------------------------------------------------------------------------------

     COMPARABLE M&A TRANSACTIONS

         UNDERPERFORMING COMPANIES

                                                      COMPARABLE
         Selected Valuation Data:               TRANSACTION MULTIPLES (LTM)    ROCKIES (2)    IMPLIED PRICE PER SHARE
                                                ---------------------------                   -----------------------
                                                   Mean         Median                          Mean        Median
                                                   ----         ------                          ----        ------
         Company Value/Revenue                   0.69x          0.60x           $160.1         $10.45        $8.87

         Company Value/Operating Income(1)       13.0x          10.2x             $8.6         $10.58        $7.96

         Company Value/EBITDA(1)                  6.3x           6.3x            $17.2         $10.22       $10.16

         Equity Value/Operating Net Income(1)    19.8x          15.9x             $4.4         $10.38        $8.50

         Equity Value/Reported Net Income        19.8x          15.9x             $4.0          $9.57        $7.84
                                                ---------------------------                   -----------------------
         Debt(2)                                                                 $23.9
         Cash(2)                                                                  $0.4
                                                                                ------

     MOST COMPARABLE GOING PRIVATE TRANSACTIONS

                                                      COMPARABLE
         Selected Valuation Data:               TRANSACTION MULTIPLES (LTM)    ROCKIES (2)    IMPLIED PRICE PER SHARE
                                                ---------------------------                   -----------------------
                                                   Mean         Median                          Mean        Median
                                                   ----         ------                          ----        ------
         Company Value/Revenue                   0.69x          0.72x           $160.1         $10.48       $11.03

         Company Value/Operating Income(1)       13.2x          12.2x             $8.6         $10.82        $9.80

         Company Value/EBITDA(1)                  6.3x           6.0x            $17.2         $10.23        $9.60

         Equity Value/Operating Net Income(1)    20.9x          16.2x             $4.4         $10.92        $8.64

         Equity Value/Reported Net Income        20.9x          16.2x             $4.0         $10.05        $7.97
                                                ---------------------------                   -----------------------
         Debt(2)                                                                 $23.9
         Cash(2)                                                                  $0.4
                                                                                ------

(1) Excludes one time gains and losses, discontinued operations and cumulative effect of accounting change to reflect ongoing operations.
(2) LTM data as of 12/27/98, debt and cash at 12/27/98.

                                      4-4

SUMMARY OF ANALYSIS
-------------------------------------------------------------------------------

PREMIUMS PAID IMPLIED VALUATION

- The tables below show Mean and Median premiums paid in the Restaurant Sector and in all Going Private Transactions since 1/1/97 and an implied Rockies price per share based on these analyses.

                                          Premiums Paid                  Implied Rockies
                   ROCKIES(1)       Going Private Transactions            Purchase Price
                   ----------       --------------------------         ---------------------
                                       MEAN          MEDIAN            MEAN           MEDIAN
                                       ----          ------            ----           ------
1 MONTH PRIOR       $5.38              25.3%          23.1%            $6.73           $6.62
1 WEEK PRIOR        $6.00              22.0%          19.1%            $7.32           $7.15
1 DAY PRIOR         $6.63              20.4%          17.9%            $7.98           $7.81
                                          Premiums Paid                  Implied Rockies
                                     Restaurant Transactions              Purchase Price
                                    --------------------------         ---------------------
                                       MEAN          MEDIAN            MEAN           MEDIAN
                                       ----          ------            ----           ------
1 MONTH PRIOR       $5.38              36.5%          22.9%            $7.34           $6.61
1 WEEK PRIOR        $6.00              30.9%          17.5%            $7.85           $7.05
1 DAY PRIOR         $6.63              25.2%          16.2%            $8.29           $7.70

- These implied premiums compare to a one day premium of 50.9%(1) based on offer price of $10.00.

(1) Reflects Rockies announcement date of 1/26/99.

                                      4-5

SUMMARY ANALYSIS
--------------------------------------------------------------------------------

  PUBLIC/PRIVATE MODEL COMPARISON

     New Store Build Up Comparison

                               1999                   2000               2001                 2002                2003
                          Public   Private      Public   Private    Public   Private    Public   Private    Public   Private
                          ----------------      ----------------    ----------------    ----------------    ----------------
     Brewery
          CONVERSIONS      3        3            1        1          3        1          2        1          2        1
          PROTOTYPES       1        1            1        1          1        1          2        1          2        1

     Cubs                  2        2            4        4          4        4          5        4          5        4

          Total            6        6            6        6          8        6          9        6          9        6
          ------------------------------------------------------------------------------------------------------------------
          DIFFERENCE           0                      0                  +2                   +3                    +3

                                                 1999(1)           2000          2001         2002          2003        CAGR
                                                 -------           ----          ----         ----          ----        ----
           Public Company Revenues               $178,773          $207,482      $232,365     $265,882      $303,038     14.1%
           Private Company Revenues              $178,773          $207,482      $227,314     $251,678      $275,813     11.4%
           ---------------------------------------------------------------------------------------------------------
           Difference                            $   -             $   -         $  5,051     $ 14,204      $ 27,225
           ---------------------------------------------------------------------------------------------------------

           Public Company Operating Income       $  9,459          $ 14,194      $ 16,897     $ 20,820      $ 24,419     26.8%
           Private Company Operating Income      $ 10,080          $ 14,752      $ 17,291     $ 20,178      $ 23,129     23.1%
           ---------------------------------------------------------------------------------------------------------
           Difference                            $   (621)         $   (558)     $   (395)    $    643      $  1,290
           ---------------------------------------------------------------------------------------------------------

           Public Company EBITDA                 $ 19,074          $ 25,215      $ 29,167     $ 34,792      $ 41,037     21.1%
           Private Company EBITDA                $ 19,695          $ 25,571      $ 28,973     $ 32,938      $ 36,144     16.4%
           ---------------------------------------------------------------------------------------------------------
           Difference                            $   (621)         $   (356)     $    193     $  1,855      $  4,893
           ---------------------------------------------------------------------------------------------------------

           Public Company Capital Expenditures   $ 11,086          $ 13,586      $ 19,507     $ 22,285      $ 23,428     20.6%
           Private Company Capital Expenditures  $ 11,087          $ 13,586      $ 14,517     $ 15,106      $ 15,903      9.4%
           ---------------------------------------------------------------------------------------------------------
           Difference                            $     (0)         $     (0)     $  4,990     $  7,179      $  7,525
           ---------------------------------------------------------------------------------------------------------

           (1) 1999 GIVES FULL YEAR EFFECT FOR PRIVATE COMPANY G&A CHANGES.

                                      4-6

SUMMARY OF ANALYSIS
--------------------------------------------------------------------------------

     PUBLIC DCF ANALYSIS

                                                         -------------------------------------------------------------------
                                                                                       PROJECTED
                                                         -------------------------------------------------------------------
                                                                 1999         2000        2001         2002         2003
                                                         -------------------------------------------------------------------
       OPERATING INCOME                                   $9,459.4        $14,193.5     $16,896.9    $20,820.4    $24,418.7

       Income Taxes @ 34.0%                                3,216.2          4,825.8       5,745.0      7,078.9      8,302.4
                                                         -------------------------------------------------------------------
       After Tax Operating Income                          6,243.2          9,367.7      11,152.0     13,741.4     16,116.4

       Depreciation and Amortization                       9,615.0         11,021.0      12,270.0     13,972.0     16,618.0

       (Increase) Decrease in Working Capital               (660.9)          (160.0)        (58.0)      (228.0)      (239.0)

       Capital Expenditures                              (11,086.2)       (13,586.0)    (19,507.0)   (22,285.0)   (23,428.0)
                                                         -------------------------------------------------------------------
       FREE CASH FLOW                                       4111.1          6,642.7       3,857.0      5,200.4      9,067.4

       Plus: Terminal Value @ 10.0x Operating Income                                                              244,187.4
                                                         -------------------------------------------------------------------
       TOTAL CASH FLOW                                      4111.1         $6,642.7      $3,857.0     $5,200.4   $253,254.7

       ---------------------------------------------------
       NET PRESENT VALUE CALCULATION
       ---------------------------------------------------

       NPV of Free Cash Flow                     $15,652.5
       NPV of Terminal Value                     $90,299.9
                                                ----------
       COMPANY VALUE                            $105,952.5

       Cash and Cash Equivalents                    $449.4
       Debt and Capital Lease Obligations        $23,905.4
                                                ----------
       EQUITY VALUE                              $82,496.5
       Share Outstanding                       8,287,605.0
       EQUITY VALUE PER SHARE                        $9.95

       ASSUMPTIONS

         Operating Income Multiple:                   10.0x
         Discount Rate:                               22.0%
         Tax Rate:                                    34.0%

--------------------------------------------------------------------------
SENSITIVITY ANALYSIS - EQUITY VALUE
--------------------------------------------------------------------------

                                              DISCOUNT RATE
                                    20.0%         22.0%           24.0%
                            ----------------------------------------------
OPERATING         9.0x          81,236.4        73,466.5         66,408.9
  INCOME         10.0x          91,044.8        82,496,5         74,733.4
 MULTIPLE        11.0x         100,853.3        91,526.5         83,057.9

---------------------------------------------
SENSITIVITY ANALYSIS - EQUITY VALUE PER SHARE
---------------------------------------------

                                              DISCOUNT RATE
                                    20.0%         22.0%           24.0%
                            ----------------------------------------------
OPERATING         9.0x             9.81           8.95              8.16
  INCOME         10.0x            10.91           9.95              9.09
 MULTIPLE        11.0x            11.99          10.96             10.02

                                      4-7

SUMMARY OF ANALYSIS
--------------------------------------------------------------------------------

     PRIVATE DCF ANALYSIS

                                                         -------------------------------------------------------------------
                                                                                       PROJECTED
                                                         -------------------------------------------------------------------
                                                                 1999         2000        2001         2002         2003
                                                         -------------------------------------------------------------------
       OPERATING INCOME                                  $10,080.3        $14,751.5     $17,291.5    $20,177.8    $23,129.0

       Income Taxes @ 34.0%                                3,427.3          5,015.5       5,879.1      6,860.5      7,863.9
                                                         -------------------------------------------------------------------
       After Tax Operating Income                          6,653.0          9,736.0      11,412.4     13,317.3     15,265.1

       Depreciation and Amortization                       9,615.0         10,819.0      11,682.0     12,760.0     13,015.0

       (Increase) Decrease in Working Capital               (660.9)          (160.0)        (58.0)      (228.0)      (239.0)

       Capital Expenditures                              (11,086.5)       (13,586.4)    (14,517.4)   (15,105.7)   (15,903.0)
                                                         -------------------------------------------------------------------
       FREE CASH FLOW                                      4,520.5          6,808.6       8,519.0     10,743.6     12,138.1

       Plus: Terminal Value @ 9.0x Operating Income                                                               208,161.1
                                                         -------------------------------------------------------------------
       TOTAL CASH FLOW                                     4,520.5         $6,808.6      $8,519.0    $10,743.6   $220,299.2

       ---------------------------------------------------
       NET PRESENT VALUE CALCULATION
       ---------------------------------------------------

       NPV of Free Cash Flow                     $23,474.6
       NPV of Terminal Value                     $83,613.5
                                                ----------
       COMPANY VALUE                            $107,088.1

       Cash and Cash Equivalents                    $449.4
       Debt and Capital Lease Obligations        $23,905.4
                                                ----------
       EQUITY VALUE                              $83,632.1
       Share Outstanding                       8,296,270.4
       EQUITY VALUE PER SHARE                       $10.08

       ----------------------------------------------------
       ASSUMPTIONS
       ----------------------------------------------------

         Operating Income Multiple:                    9.0x
         Discount Rate:                               20.0%
         Tax Rate:                                    34.0%

-----------------------------------
SENSITIVITY ANALYSIS - EQUITY VALUE
-----------------------------------

                                              DISCOUNT RATE
                                    18.0%         20.0%           22.0%
                            ----------------------------------------------
OPERATING         8.0x          82,129.9        74,341.7         67,270.4
  INCOME          9.0x          92,235.3        83,632.1         75,823.4
 MULTIPLE        10.0x         102,340.6        92,922.5         84,376.5

---------------------------------------------
SENSITIVITY ANALYSIS - EQUITY VALUE PER SHARE
---------------------------------------------

                                              DISCOUNT RATE
                                    18.0%         20.0%           22.0%
                            ----------------------------------------------
OPERATING         8.0x             9.91           9.05              8.26
  INCOME          9.0x            11.04          10.08              9.21
 MULTIPLE        10.0x            12.16          11.11             10.16

                                      4-8

LBO ANALYSIS
-------------------------------------------------------------------------------
FISCAL YEAR ENDED DECEMBER 31
$ IN 000'S EXCEPT PER SHARE DATA

-----------------------
SOURCES & USES OF FUNDS
-----------------------

------------
Market Value
------------

  Stock Price on 1/25/99                        $6.63
  Purchase Premium                              50.9%
                                              ---------
  Buyout Price per Share                       $10.00
  Number of Shares Outstanding (000)            8,291
                                              ---------
IMPLIED PURCHASE PRICE OF 100% OF EQUITY:     $82,908
                                              ---------
                                              ---------
  Number of Shares Purchased (000s)             8,291
                                              ---------

----------------
Uses
----------------

Purchase Price of Equity                       $82,908
Existing Debt to Be Refinanced(3)              $21,097
                                              ---------
Total Purchase Price                          $104,005
Estimated Advisory Fees                         $3,000
Financing/Placement Fees                        $3,000
                                              ---------
TOTAL USES OF FUNDS                           $110,005
                                              ---------
                                              ---------

----------------
SOURCES
----------------

                                                     Rate        Maturity        % of Total       Amount       Ownership
                                                  ---------    -----------     --------------    --------    -------------
  Cash on Balance sheet (3)                           N/A             N/A               0.4%         $438            N/A

  Assumed Debt/Capital Lease Obligations             9.0%               0               7.1%       $7,851            N/A
  Revolver                                          10.0%             N/A               0.0%          ($0)           N/A
  Term Loan A                                        8.8%         8 Years              50.9%      $55,944           0.0%
  Term Loan B                                        9.1%         8 Years               0.0%           $0           0.0%
  Senior Subordinated Note (22.9% IRR)*             12.0%        10 Years              18.5%      $20,343           7.0%
                                                                                                 --------
  TOTAL DEBT                                                                                      $84,138

  Common Equity
    LBO Fund (37.0% IRR)*                             N/A             N/A              23.1%      $25,429          93.0%
    Management                                        N/A             N/A               0.0%           $0           0.0%
                                                                                                 --------
  TOTAL EQUITY                                                                                    $25,429
                                                                                                 --------
TOTAL SOURCES OF FUNDS                                                                           $110,005
                                                                                                 --------
                                                                                                 --------

* Equity value is calculated using a 5.0x EBITDA Multiple on year 2003


1999 Proforma Capital Structure Analysis


                                                                         Multiple of     Multiple of
                                              Amount        Percent      1998 EBITDA     1999 EBITDA
                                            --------      ---------      ------------    -----------
Revolving Line of Credit                         ($0)          0.0%              0.0x             0.0x
Existing Debt                                 $7,851           8.9%              0.5x             0.4x
Term Loan A                                  $55,944          63.7%              3.3x             2.8x
Term Loan B                                       $0           0.0%              0.0x             0.0x
Senior Subordinated Note (22.9% IRR)*        $20,343          23.2%              1.2x             1.0x
Preferred Stock                                   $0           0.0%              0.0x             0.0x
Stockholders' Equity                          $3,622           4.1%              0.2x             0.2x
                                            --------      --------       -----------     ------------
   Total                                     $87,761         100.0%              5.1x             4.5x
                                            --------      --------       -----------     ------------
                                            --------      --------       -----------     ------------

(1) Fixed Charge Coverage = (EBITDA - Capex - Current Taxes) / (Interest + Scheduled Principal Repayments)
(2) Free Cash Flow = EBITDA - Capital Expenditures - Change in Working Capital. 1998 EBIT is nominalized
(3) Based on Q2 1999 balance sheet

--------------------------
Leverage/Coverage
--------------------------

LEVERAGE                                        1999            2000            2001             2002            2003
                                             --------          ------          ------          -------         -------
   Total Debt/EBITDA                             4.4x            3.3x            2.8x             2.3x            1.9x
   Total Debt/(EBITDA - CAPEX)                  10.0x            7.1x            5.6x             4.2x            3.3x
   Total Debt/Equity                            16.9x            8.9x            5.1x             3.1x            1.9x

COVERAGE
   EBITDA/Interest Expense                       3.8x            3.2x            3.8x             4.6x            5.5x
   (EBITDA - CAPEX)/Interest Expense             1.7x            1.5x            1.9x             2.5x            3.1x
   Fixed Charge Coverage(1)                      0.3x            0.6x            0.7x             0.9x            1.0x

--------------------------
Purchase Price Multiples
--------------------------

EQUITY PURCHASE PRICE                                     $82,908
   Plus: Assumed Debt                                     $21,097
   Less: Excess Cash                                         $438
                                                       ----------
COMPANY VALUE                                            $103,567
                                                       ----------
                                                       ----------

                                             Value       Multiple
                                             -----       --------
PURCHASE PRICE MULTIPLES
  Company Value/1998 EBIT(2)                $8,598           12.0x
  Company Value/1998 EBITDA                $17,213            6.0x
  Company Value/1999 EBIT                  $10,080           10.3x
  Company Value/1999 EBITDA                $19,695            5.3x
  Company Value/1999 Free Cash Flow(2)      $7,948           13.0x
  Company Value/1999 Revenue              $178,773            0.6x


--------------------------
Goodwill Calculation
--------------------------

Equity Purchase Price                            $82,908
Financing Fee                                      6,000
Book Value of Equity                              67,101
                                               ---------
Goodwill Assumed                                      NM

   Goodwill Amortization Life Expectancy        15 Years
                                               ---------
Goodwill Expense per Year                             NM

   Financing Fees Life Expectancy                5 Years
                                               ---------
Financing Fees per Year                               NM

                                      4-9

                           COMPARABLE COMPANY ANALYSIS

COMPARABLE COMPANY ANALYSIS

--------------------------------------------------------------------------------

- The objective of the Comparable Company Analysis is to identify companies similar to Rockies that are publicly traded. U.S. Bancorp Piper Jaffray reviewed and compared certain actual and estimated publicly available financial, operating and stock market information of selected publicly traded companies that have similar products, markets or customers to Rockies.

- The Comparable Companies were selected based on U.S. Bancorp Piper Jaffray's expertise in the restaurant market. The comparable companies include the following underperforming casual dining restaurant chains:

          Avado Brands Inc.                  Lone Star Steakhouse Saloon
          Cooker Restaurant                  Rainforest Cafe Inc.
          Darden Restaurants Inc.            Rare Hospitality International
          Famous Dave's America Inc.         Roadhouse Grill
          Il Fornaio America Corp.           Taco Cabana
          Landry's Seafood Restaurants       Uno Restaurant Corp.


- Our analysis includes a comparison of the financial data for Rockies and the Comparable Companies including revenues, EBITDA, operating income, net income, operating margin, EBITDA margin, net margin and projected earnings per share growth. Selected financial and market data for the Comparable Companies and Rockies is summarized on the following pages.

- This group of Comparable Companies is also used to derive a range of implied valuations for Rockies by applying various stock market valuation multiples for the Comparable Companies (such as company value to sales, company value to EBITDA, company value to operating income and P/E) to Rockies' sales, EBITDA, operating income and earnings for the twelve months ended December 31, 1998 and the calendar 1999 consensus and calendar 2000 U.S. Bancorp Piper Jaffray earnings estimates.

SELECTED UNDERPERFORMING CASUAL DINING RESTAURANT COMPANIES
--------------------------------------------------------------------------------
COMPARABLE COMPANY ANALYSIS

                             STOCK        52       CURRENT PRICE          $MM
                             PRICE       WEEK        AS A % OF           MARKET           COMPANY
                            3/12/99      HIGH      52 WEEK HIGH      CAPITALIZATION        VALUE
                            -------     ------     -------------     --------------     -----------
Avado Brands Inc              $6.88     $16.00            43.0%             $235.1          $437.7
Cooker Restaurant             $6.44     $12.25            52.6%              $39.8           $80.9
Famous Dave's                 $2.81      $7.50            37.5%              $24.9           $21.8
Darden Restaurants Inc       $22.00     $23.25            94.6%           $3,030.7        $3,338.5
Roadhouse Grill               $5.50      $8.25            66.7%              $53.4           $81.0
Il Fornaio                    $8.75     $14.94            58.6%               49.5           $35.2
Landry's                      $5.94     $31.69            18.7%             $180.2          $170.3
Rainforest Cafe               $5.31     $17.75            29.9%             $131.5           $96.9
Rare Hospitality             $14.50     $15.63            92.8%             $175.1          $212.8
Lone Star Steakhouse          $9.69     $23.44            41.3%             $378.7          $285.0
Taco Cabana                   $9.00      $9.75            92.3%             $122.7          $150.2
Uno Restaurant Corp           $7.63      $7.88            96.8%              $78.8          $122.8

              -------------------------------------------------------------------------------------
              MINIMUM:                                    18.7%
              MEAN:                                       60.4%
              MEDIAN:                                     55.6%
              MAXIMUM:                                    96.8%
              -------------------------------------------------------------------------------------

Rockies                       $8.50      $9.06            93.8%              $68.5           $91.9
                                                                                        Reported N/I

                                                  VALUATION MULTIPLES
                            -------------------------------------------------------------------
                              1998       1999       2000      COMPANY      COMPANY     COMPANY
                            CALENDAR   CALENDAR   CALENDAR   VALUE/LTM    VALUE/LTM   VALUE/LTM
                            YEAR P/E   YEAR P/E   YEAR P/E    REVENUE    OP. INCOME     EBITDA
                            --------   --------   --------   ---------   ----------   ---------
Avado Brands Inc               13.8        9.4        7.5        0.5x         5.9x        4.1x
Cooker Restaurant               9.9        8.8        8.3        0.5x         6.6x        4.4x
Famous Dave's                    NM         NM         NA        0.6x           NM          NM
Darden Restaurants Inc.        26.8       22.9         NA        1.0x        16.3x       10.1x
Roadhouse Grill                 9.6       12.0         NA        0.7x        11.1x        5.8x
Il Fornaio                     17.5       14.1       11.7        0.4x         7.2x        3.9x
Landry's                        6.1       10.1        9.3        0.4x         4.3x        2.9x
Rainforest Cafe                 9.3        8.2        7.1        0.5x         5.7x        3.2x
Rare Hospitality               16.9       14.2       12.0        0.7x        10.8x        5.7x
Lone Star Steakhouse           12.4       14.0       12.9        0.5x         4.6x        2.9x
Taco Cabana                    18.8       16.1       13.0        1.1x        11.5x        7.1x
Uno Restaurant Corp              NA         NA         NA        0.6x         9.5x        4.9x

              ---------------------------------------------------------------------------------
              MINIMUM:         6.1x       8.2x       7.1x        0.4x         4.3x        2.9x
              MEAN:           14.1x      13.0x      10.2x        0.6x         8.5x        5.0x
              MEDIAN:         13.1x      13.0x      10.5x        0.6x         7.2x        4.4x
              MAXIMUM:        26.8x      22.9x      13.0x        1.1x        16.3x       10.1x
              ---------------------------------------------------------------------------------

Rockies                        15.7       13.1         NA        0.6x        10.7x        5.3x
                               17.0

* Financial Data exclude one-time charges and extraordinary items. ** Earnings estimates are as of 3/11/99.

SELECTED UNDERPERFORMING CASUAL DINING RESTAURANT COMPANIES
--------------------------------------------------------------------------------
COMPARABLE COMPANY ANALYSIS

                                                             LATEST TWELVE MONTHS ("LTM") DATA
                            ------------------------------------------------------------------------------------------------------
                                             OPERATING        OPERATING                       EBITDA          NET           NET
                              REVENUES         INCOME           MARGIN         EBITDA         MARGIN        INCOME        MARGIN
                            ------------    ------------    -------------    ----------    ------------   ----------    ----------
Avado Brands Inc                 $904.2           $73.9             8.2%        $105.8           11.7%        $20.1          2.2%
Cooker Restaurant                $160.5           $12.2             7.6%         $18.4           11.4%         $6.2          3.9%
Famous Dave's                     $35.6           ($4.2)              NM         ($2.0)             NM        ($3.9)           NM
Darden Restaurants Inc         $3,409.6          $205.0             6.0%        $330.5            9.7%       $120.9          3.5%
Roadhouse Grill                  $115.2            $7.3             6.4%         $14.0           12.2%         $3.8          3.3%
Il Fornaio                        $83.1            $4.9             5.9%          $9.1           11.0%         $3.5          4.2%
Landry's                         $399.5           $39.8            10.0%         $58.5           14.6%        $25.6          6.4%
Rainforest Cafe                  $213.9           $16.9             7.9%         $30.0           14.0%        $14.7          6.9%
Rare Hospitality                 $319.1           $19.6             6.2%         $37.3           11.7%        $10.5          3.3%
Lone Star Steakhouse             $623.1           $62.3            10.0%         $98.0           15.7%        $42.5          6.8%
Taco Cabana                      $143.0           $13.0             9.1%         $21.0           14.7%        $11.1          7.7%
Uno Restaurant Corp              $195.1           $12.9             6.6%         $25.2           12.9%         $6.3          3.2%

              --------------------------------------------------------------------------------------------------------------------
              MINIMUM:                                              5.9%                          9.7%                       2.2%
              MEAN:                                                 7.6%                         12.7%                       4.7%
              MEDIAN:                                               7.6%                         12.2%                       3.9%
              MAXIMUM:                                             10.0%                         15.7%                       7.7%
              --------------------------------------------------------------------------------------------------------------------

Rockies(2)                       $160.1            $8.6             5.4%         $17.2           10.8%         $4.4          2.7%
                                                                                           Reported N/I        $4.0          2.5%

                              ESTIMATED
                              5 YEAR EPS       CASH AND        LONG TERM
                             GROWTH RATE      EQUIVALENTS         DEBT
                            -------------    -------------    -----------
Avado Brands Inc                    25.0             $1.4         $204.0
Cooker Restaurant                   15.0             $1.7(1)       $35.8
Famous Dave's                       50.0             $4.6           $1.1
Darden Restaurants Inc              13.0            $13.1         $310.4
Roadhouse Grill                     25.0             $1.2          $26.4
Il Fornaio                          20.0            $14.3           $0.0
Landry's                            15.0            $35.2          $25.2
Rainforest Cafe                     20.0            $34.6(1)        $0.0
Rare Hospitality                    20.0            $12.1          $48.9
Lone Star Steakhouse                15.0            $93.7           $0.0
Taco Cabana                         23.0             $0.8(1)       $21.9
Uno Restaurant Corp                   NA             $1.1          $41.0

              -----------------------------------------------------------
              MINIMUM:
              MEAN:
              MEDIAN:
              MAXIMUM:
              -----------------------------------------------------------

Rockies(2)                          15.0             $0.4          $23.5

(1) Numbers for quarter ending 9/98.
(2) Financials normalized.

                       COMPARABLE TRANSACTION ANALYSIS

COMPARABLE TRANSACTION ANALYSIS

--------------------------------------------------------------------------------

- The Comparable Transaction Analysis includes a review of transactions involving companies deemed similar to Rockies. U.S. Bancorp Piper Jaffray continually follows transactions in the restaurant industry under SIC codes 5812 and 5813.

-    U.S. Bancorp Piper Jaffray examined two groups of M&A transactions for
     Rockies:

          -    Underperforming Restaurant Transactions

          -    Comparable Going Private Restaurant Transactions

-    Date range: 1/1/97 - present

- Disclosed information regarding such transactions is often incomplete, especially for deals involving acquisitions of or by privately held companies. This analysis is based on information obtained from SEC filings, public company disclosures, press releases, industry and popular press reports, databases and other sources.

- This group of comparable transactions is used to derive a range of implied valuations for Rockies by applying the various purchase price multiples from the comparable transactions to Rockies' sales, EBITDA, operating income and net income for the twelve month period ending December 31, 1998. This valuation methodology is illustrated in detail on the following page.


RESTAURANT INDUSTRY MERGERS & ACQUISITIONS -- UNDERPERFORMING COMPANIES                              U.S. BANCORP PIPER JAFFRAY INC.
------------------------------------------------------------------------------------------------------------------------------------
SIC CODES 5812, 5813

COMPANY VALUE > $10 MILLION

                                                                                                ------------------------------------
                                                                                                          MULTIPLES
                                                                                                ------------------------------------
                                                                                                                              EQUITY
                                                                             COMPANY   EQUITY   COMPANY   COMPANY   COMPANY   VALUE/
DATE                                                                           VALUE    VALUE    VALUE/    VALUE/    VALUE/      NET
EFFECTIVE TARGET                          ACQUIROR                              $MIL     $MIL     SALES    EBITDA      EBIT   INCOME
------------------------------------------------------------------------------------------------------------------------------------
 Pending  Back Bay Restaurant Group       SRC Holdings Inc.                    $41.3    $37.7      0.4x      5.0x     10.1x    14.9x
 Pending  Au Bon Pain                     Bruckmann, Rosser, Sherill & Co     $136.4    $73.0      0.5x      6.5x     35.5x       NM
 Pending  Fuddruckers Inc.                King Cannon                          $43.0    $43.0      0.3x      4.2x      9.6x       NA
 Pending  Sbarro Inc.                     Sbarro Family                       $468.3   $585.0      1.3x      5.8x      8.1x    16.2x
01/25/99  Spaghetti Warehouse(2)          Cracken, Harkey & Co.                $50.0    $45.5      0.8x      8.2x     22.2x    38.2x
09/01/98  Timber Lodge Steakhouse Inc.    GB Foods Corp                        $18.6    $18.2      0.6x      6.3x     14.6x    20.6x
07/31/98  Morrison Restaurants Inc.       Piccadilly Cafeterias Inc            $58.3    $46.3      0.2x      8.8x        NM       NM
07/21/98  Bertucci's                      NE Restaurant Co Inc                $103.4    $93.6      0.7x      6.6x     16.1x    26.3x
07/09/98  Pollo Tropical                  Carrols Corp                         $89.5    $90.8      1.3x      6.8x      9.1x    15.3x
07/07/98  Houlihans Restaurant Group      Hampstead/Scoggin                   $125.0    $30.0      0.5x      5.7x        NM       NM
04/28/98  Skyline Chili Inc.              Fleet Equity Partners                $26.1    $22.9      0.8x      4.6x      7.0x    13.0x
04/03/98  DavCo Restaurants Inc           Citicorp Venture Capital            $180.3   $133.6      0.8x      7.3x     11.7x    14.7x
02/03/98  Sagebrush Inc.                  WSMP Inc.                            $41.6    $39.4      0.8x      5.4x      8.9x    14.2x
01/22/98  El Chico Restaurants Inc.       Cracken, Harkey & Co.                $57.8    $49.4      0.6x      6.0x     14.3x       NM
01/05/98  International Dairy Queen Inc.  Berkshire Hathaway Inc.             $536.9   $585.0      1.3x      8.0x      9.0x    15.4x
12/23/97  Perkins Family Restaurant LP    Restaurant Co.                      $214.0   $146.8      0.8x      5.9x     10.7x    15.9x
10/20/97  Ground Round Restaurants        GRR Holdings LLC                     $56.9    $18.4      0.3x      6.5x        NM       NM
12/02/97  Rudy's Restaurant Group         Benihana Inc.                        $18.9    $17.6      1.1x      6.6x      8.1x    22.4x
09/26/97  Krystal Co                      Port Royal Holdings Inc             $143.5   $108.4      0.6x      7.0x     15.4x    30.1x
07/16/97  Hardees Food Systems Inc.       CKE Restaurants Inc                 $361.2   $324.1      0.5x        NM        NM       NM
07/03/97  Monterey's Acquisition Corp.    Casa Ole Restaurants Inc.            $10.8     $4.0      0.5x      4.6x     10.2x       NM
06/24/97  Charlie Brown's Inc.            Caastle Harlan Partners III          $50.4       NA        NA      6.1x        NA       NA
05/28/97  Hamburger Hamlet-Restaurants    Koo Koo Roo                          $11.7    $11.5      0.4x        NM        NM       NM

                                                              ----------------------------------------------------------------------
                                                              MINIMUM                              .24x      4.2x      7.0x    13.0x
                                                              MEAN                                 .69x      6.3x     13.0x    19.8x
                                                              MEDIUM                               .60x      6.3x     10.2x    15.9x
                                                              MAXIMUM                             1.35x      8.8x     35.5x    38.2x
                                                              ----------------------------------------------------------------------
                                                                              PRICE PER SHARE
                                                                             MEAN      MEDIAN
          Rockies                 Implied based on Sales Multiple            $10.45     $8.87
                                  Implied based on EBITDA Multiple           $10.22    $10.16
                                  Implied based on EBIT Multiple             $10.58     $7.96
                                  Implied based on Operating N/I Multiple    $10.38     $8.50
                                  Implied based on Reported N/I multiple      $9.57     $7.84

                                                                             -----------------------------------------------
                                                                                    TARGET LTM FINANCIAL INFORMATION
                                                                             -----------------------------------------------

                                                                                NET                                      NET
DATE                                                                          SALES       EBITDA         EBIT         INCOME
EFFECTIVE TARGET                          ACQUIROR                             $MIL         $MIL         $MIL        $MIL(1)
----------------------------------------------------------------------------------------------------------------------------
 Pending  Back Bay Restaurant Group       SRC Holdings Inc.                   $97.3         $8.2         $4.1           $2.5
 Pending  Au Bon Pain                     Bruckmann, Rosser, Sherill & Co    $248.8        $20.8         $3.8          ($2.2)
 Pending  Fuddruckers Inc.                King Cannon                        $134.2        $10.3         $4.5             NA
 Pending  Sbarro Inc.                     Sbarro Family                      $348.2        $80.5        $57.6          $36.2
01/25/99  Spaghetti Warehouse(2)          Cracken, Harkey & Co.               $66.0         $6.1         $2.3           $1.2
09/01/98  Timber Lodge Steakhouse Inc.    GB Foods Corp                       $29.9         $3.0         $1.3           $0.9
07/31/98  Morrison Restaurants Inc.       Piccadilly Cafeterias Inc          $241.3         $6.6        ($3.4)         ($2.3)
07/21/98  Bertucci's                      NE Restaurant Co Inc               $143.2        $15.6         $6.4(3)        $3.6
07/09/98  Pollo Tropical                  Carrols Corp                        $67.7        $13.2         $9.8           $5.9
07/07/98  Houlihans Restaurant Group      Hampstead/Scoggin                  $262.6        $22.0         $9.0          ($2.7)
04/28/98  Skyline Chili Inc.              Fleet Equity Partners               $34.4         $5.6         $3.7           $1.8
04/03/98  DavCo Restaurants Inc           Citicorp Venture Capital           $238.4        $24.6        $15.4           $9.1
02/03/98  Sagebrush Inc.                  WSMP Inc.                           $49.8         $7.7         $4.6           $2.8
01/22/98  El Chico Restaurants Inc.       Cracken, Harkey & Co.              $102.5         $9.7         $4.1(4)        $0.8
01/05/98  International Dairy Queen Inc.  Berkshire Hathaway Inc.            $421.1        $67.3        $59.7          $38.1
12/23/97  Perkins Family Restaurant LP    Restaurant Co.                     $269.5        $36.1        $20.1           $9.2
10/20/97  Ground Round Restaurants        GRR Holdings LLC                   $195.5         $8.7        ($2.2)         ($8.7)
12/02/97  Rudy's Restaurant Group         Benihana Inc.                       $16.5         $2.9         $2.3           $0.8
09/26/97  Krystal Co                      Port Royal Holdings Inc            $248.2        $20.4         $9.3(5)        $3.6
07/16/97  Hardees Food Systems Inc.       CKE Restaurants Inc                $745.1        $31.6       ($17.8)        ($15.3)
07/03/97  Monterey's Acquisition Corp.    Casa Ole Restaurants Inc.           $20.6         $2.3         $1.1           $0.1
06/24/97  Charlie Brown's Inc.            Caastle Harlan Partners III            NA         $8.3           NA             NA
05/28/97  Hamburger Hamlet-Restaurants    Koo Koo Roo                         $30.0         $1.0        ($0.6)         ($0.9)

          Rockies                 Implied based on Sales Multiple            $160.1        $17.2         $8.6           $4.4
                                  Implied based on EBITDA Multiple                                 Reported N/I         $4.0
                                  Implied based on EBIT Multiple
                                  Implied based on Operating N/I Multiple
                                  Implied based on Reported N/I multiple

(1) Fully Taxed
(2) Based on LTM information available at the day of the announcement
(3) Deferred rent expense amount ($.388) on Bertucci's income statement have been reclassified from operating expense to depreciation and amortization.
(4) Excludes special charges.
(5) Excludes Special Litigation Charge in Q4 of Fiscal 1996 of $4 million (before income tax benefit).

MOST COMPARABLE GOING PRIVATE TRANSACTIONS       U.S. BANCORP PIPER JAFFRAY INC.
--------------------------------------------------------------------------------
SIC CODES 5812, 5813

COMPANY VALUE > $10 MILLION

                                                                                                ------------------------------------
                                                                                                          MULTIPLES
                                                                                                ------------------------------------
                                                                                                                              EQUITY
                                                                             COMPANY   EQUITY   COMPANY   COMPANY   COMPANY   VALUE/
DATE                                                                           VALUE    VALUE    VALUE/    VALUE/    VALUE/      NET
EFFECTIVE TARGET                          ACQUIROR                              $MIL     $MIL     SALES    EBITDA      EBIT   INCOME
------------------------------------------------------------------------------------------------------------------------------------
 Topped   Bertucci's                      Ten Ideas                            $81.1    $71.3      0.6x      5.2x     12.6x    20.0x
 Pending  Sbarro Inc.                     Sbarro Family                       $468.3   $585.0      1.3x      5.8x      8.1x    16.2x
 Pending  Back Bay Restaurant             SRC Holdings Inc.                    $41.3    $37.7      0.4x      5.0x     10.1x    14.9x
01/25/99  Spaghetti Warehouse(2)          Cracken, Harkey & Co.                $50.0    $45.5      0.8x      8.2x     22.2x    38.2x
07/21/98  Bertucci's                      NE Restaurant Co Inc                $103.4    $93.6      0.7x      6.6x     16.1x    26.3x
04/03/98  DavCo Restaurants Inc           Citicorp Venture Capital            $180.3   $133.6      0.8x      7.3x     11.7x    14.7x
01/22/98  El Chico Restaurants Inc.       Cracken, Harkey & Co.                $57.8    $49.4      0.6x      6.0x     14.3x       NM
12/23/97  Perkins Family Restaurant LP    Restaurant Co.                      $214.0   $146.8      0.8x      5.9x     10.7x    15.9x
12/03/97  Ground Round Restaurant         GRR Holdings LLC                     $56.9    $18.4      0.3x      6.5x        NM       NM

                                                              ----------------------------------------------------------------------
                                                              MINIMUM                              .29x      5.0x      8.1x    14.7x
                                                              MEAN                                 .69x      6.3x     13.2x    20.9x
                                                              MEDIUM                               .72x      6.0x     12.2x    16.2x
                                                              MAXIMUM                             1.35x      8.2x     22.2x    38.2x
                                                              ----------------------------------------------------------------------
                                                                              PRICE PER SHARE
                                                                             MEAN      MEDIAN
          Rockies                 Implied based on Sales Multiple            $10.48    $11.03
                                  Implied based on EBITDA Multiple           $10.23     $9.60
                                  Implied based on EBIT Multiple             $10.82     $9.80
                                  Implied based on Operating N/I Multiple    $10.92     $8.64
                                  Implied based on Reported N/I multiple     $10.05     $7.97

                                                                             -----------------------------------------------
                                                                                    TARGET LTM FINANCIAL INFORMATION
                                                                             -----------------------------------------------

                                                                                NET                                      NET
DATE                                                                          SALES       EBITDA         EBIT         INCOME
EFFECTIVE TARGET                          ACQUIROR                             $MIL         $MIL         $MIL        $MIL(1)
----------------------------------------------------------------------------------------------------------------------------
 Topped   Bertucci's                      Ten Ideas                          $143.2       $15.6(3)       $6.4            $3.6
 Pending  Sbarro Inc.                     Sbarro Family                      $348.2       $80.5         $57.6           $36.2
 Pending  Back Bay Restaurant             SRC Holdings Inc.                   $97.3        $8.2          $4.1            $2.5
01/25/99  Spaghetti Warehouse(2)          Cracken, Harkey & Co.               $66.0        $6.1          $2.3            $1.2
07/21/98  Bertucci's                      NE Restaurant Co Inc               $143.2       $15.6(3)       $6.4            $3.6
04/03/98  DavCo Restaurants Inc           Citicorp Venture Capital           $238.4       $24.6         $15.4            $9.1
01/22/98  El Chico Restaurants Inc.       Cracken, Harkey & Co.              $102.5        $9.7          $4.1(4)         $0.8
12/23/97  Perkins Family Restaurant LP    Restaurant Co.                     $269.5       $36.1         $20.1            $9.2
12/03/97  Ground Round Restaurant         GRR Holdings LLC                   $195.5        $8.7         ($2.2)          ($8.7)

          Rockies                 Implied based on Sales Multiple            $160.1       $17.2          $8.6           $4.4
                                  Implied based on EBITDA Multiple                                 Reported N/I         $4.0
                                  Implied based on EBIT Multiple
                                  Implied based on Operating N/I Multiple
                                  Implied based on Reported N/I multiple

(1) Fully Taxed
(2) Based on LTM information available at the day of the announcement
(3) Deferred rent expense amount ($.388) on Bertucci's income statement have been reclassified from operating expense to depreciation and amortization.
(4) Excludes special charges.

                            PREMIUMS PAID ANALYSIS

PREMIUMS PAID ANALYSIS

--------------------------------------------------------------------------------

- The following is an analysis of premiums paid relative to recent public market pre-announcement trading prices for a variety of transactions including control acquisitions in the restaurant industry as well as acquisitions of remaining public minority interests.

- This analysis examines the difference between the acquisition cost and the target's market capitalization at distinct points in time. This analysis is based on information obtained from SEC filings, public company disclosures, press releases, industry and popular press reports, databases and other sources.

-    We reviewed two distinct comparable groups for the Premiums Paid Analysis:

     - Restaurant Sector Acquisitions

          * Equity transaction size greater than $15 million
          * 1/1/97 - present

     - All Going Private Transactions

          * Equity transaction size $30 - $300 million
          * 1/1/97 - present
          * Acquiror owns greater than 80% post transaction

PREMIUM ANALYSIS-GOING
PRIVATE TRANSACTIONS                            U.S. BANCORP PIPER JAFFRAY INC.
-------------------------------------------------------------------------------
Transaction Value > $30 mil < $300 mil,
80% or more owned after transaction
Announcement Date: 1/1/1997 - 3/12/99
Excludes Financial Institutions and REITS

             EFFECTIVE                                                                                 EQUITY       COMPANY
ANN DATE     DATE          ACQUIROR FULL NAME                    TARGET FULL NAME                       VALUE        VALUE
-----------------------------------------------------------------------------------------------------------------------------
04/23/98     Withdrawn     CONQUEST PARTNERS                      SPAGHETTI WAREHOUSE, INC              $48.4        $50.4
07/07/97     Topped        INVESTOR GROUP                         XPEDITE SYSTEMS                      $205.3       $250.0
02/13/98     Topped        TEN IDEAS INC.                         BERTUCCI'S INC.                       $71.3        $79.4
03/13/98     Topped        POLLO MANAGEMENT                       POLLO TROPICAL, INC.                  $82.6        $83.3
03/31/97     Terminated    HICKS, MUSE, TATE, AND FURST           THERMAL INDUSTRIES                    $37.5        $34.3
10/20/97     Terminated    INVESTOR GROUP                         SYBRON CHEMICALS, INC.               $195.6       $196.2
03/17/98     Terminated    TRACE INTERNATIONAL                    FOAMEX INTERNATIONAL INC.            $338.8       $827.1
05/22/98     Terminated    FREMONT PARTNERS INC                   GLOBAL MOTORSPORT GROUP              $112.3       $221.0
06/23/98     Terminated    ODYSSEY INVESTMENT PARTNERS            CELADON GROUP INC.                   $153.0       $259.0
11/18/98     Rejected      INVESTORS (DAVID TSAN)G                OAK TECHNOLOGY INC                   $183.0       $132.0
11/25/98     Pending       SBARRO FAMILY                          SBARRO INC.                          $585.0       $468.3
05/29/98     Pending       INNOVATIVE COMMUNICATION               EMERGING COMMUNICATIONS              $112.3       $114.3
06/15/98     Pending       SAFEGUARDS SCIENTIFICS                 METALLURG                            $148.7       $201.2
08/18/98     Pending       WOODS EQUIPMENT CO.                    ALAMO GROUP, INC.                    $180.1       $208.0
10/22/98     Pending       WELSH, CARSON, ANDERSON & STOWE        CENTENNIAL HEALTHCARE CORP.          $190.8       $290.8
11/23/98     Pending       JAY B. LANGNER & RIDHARD D. SEGAL      HUDSON GENERAL CORP.                  $99.9        $82.9
12/03/98     Pending       SRC HOLDINGS                           BACK BAY RESTAURANT GROUP.            $37.7        $41.3
12/29/98     Pending       W.R.HAMBRECT & CO.                     INTERLINQ SOFTWARE CORP.              $47.4        $47.4
 9/18/98      1/25/99      CRACKEN, HARKEY & CO.                  SPAGHETTI WAREHOUSE                   $45.5        $50.0
06/22/98     12/15/98      J.F.LEHMAN & CO.                       SPECIAL DEVICES                      $289.0       $268.0
11/09/98     12/15/98      STONINGTON PARTNERS INC.               GLOBAL MOTORSPORT GROUP              $100.9       $148.2
03/16/98     10/30/98      FPK, LLC                               NORWOOD PROMOTIONAL PRODUCTS         $105.0       $162.5
05/21/98     10/22/98      LICKING RURAL ELECTRIFICATION          NATIONAL GAS & OIL CO.                $93.0        $99.5
06/22/98     10/02/98      QUESTOR PARTNERS FUND LP               GT BICYCLES INC.                      $78.6       $168.6
04/21/98     09/24/98      CITICORP                               ALLIED DIGITAL TECHNOLOGIES CORP.     $68.1        $84.3
07/17/98     09/02/98      DONALDSON, LUFKIN & JENRETTE           DECRANE AIRCRAFT HOLDINGS            $183.5       $225.6
06/16/98     08/31/98      LINSALATA CAPITAL PARTNERS FUND II     PERSONNEL MANAGEMENT                  $32.8        $34.5
07/29/98     08/26/98      EBC TEXAS ACQUISITION CORP.            E-Z SERVE CORP.                       $41.6       $104.1
04/21/98     08/25/98      INVESTOR GROUP                         PCA INTERNATIONAL INC.               $210.4       $362.3
02/17/98     08/18/98      HB ACQUISITION CORP.                   BELL SPORTS CORP.                    $142.0       $191.7
04/16/98     08/11/98      INVESTCORP BANK                        HARBORSIDE HEALTHCARE CORP           $200.3       $281.3
06/02/98     08/04/98      ADVENTIST HEALTH SYSTEMS               HOUSECALL MEDICAL RESOURCES           $10.4        $50.2
02/13/98     07/29/98      INVESTOR GROUP                         GNI GROUP INC.                        $46.4        $82.4
04/03/98     07/21/98      NE RESTAURANT COMPANY                  BERTUCCI'S INC.                       $93.6       $101.7
02/11/98     06/10/98      APOLLO MANAGEMENT, L.P.                MTL INC.                             $189.5       $243.5


                                                                                              BREAKUP/        BREAKUP/
                                                                                            TERMINATION     TERMINATION
                                1 MONTH       1 WEEK        1 DAY                           FEE (MIL.)      FEE (MIL.)
             EFFECTIVE          PRIOR TO      PIROR TO      PRIOR TO     % OF SHARES          AS A %         AS A % OF
ANN DATE     DATE               ANNC.         ANNC.         ANNC.         ACQUIRED        OF CO. VALUE      EQUITY VALUE
------------------------ -----  -----------------------------------------------------------------------------------------
04/23/98     Withdrawn          23.6%         17.2%         16.2%         100.00
07/07/97     Topped             20.0%         30.4%         20.8%         100.00
02/13/98     Topped             23.1%         28.0%         29.3%         100.00               1.89%            2.10%
03/13/98     Topped             14.3%         25.0%         26.0%         100.00
03/31/97     Terminated         28.8%         29.9%         29.9%         100.00
10/20/97     Terminated         32.0%         23.8%         23.8%          55.00
03/17/98     Terminated         25.9%         24.8%         15.3%          54.00
05/22/98     Terminated         11.5%         13.6%         12.9%          34.10               2.26%            4.45%
06/23/98     Terminated         40.4%         41.6%         36.8%         100.00               3.09%            5.23%
11/18/98     Rejected           46.9%         20.0%         13.4%         100.00
11/25/98     Pending            20.2%         11.4%         10.8%          68.50
05/29/98     Pending            40.4%         27.0%         30.4%          48.00
06/15/98     Pending            73.9%         71.4%         73.9%         100.00
08/18/98     Pending             2.1%          9.6%         15.6%         100.00               4.81%            5.55%
10/22/98     Pending            80.3%        103.2%         88.2%         100.00               1.03%            1.57%
11/23/98     Pending            15.4%          4.1%          4.8%         100.00               2.11%            1.75%
12/03/98     Pending            28.1%         13.9%         12.3%         100.00               6.05%            6.64%
12/29/98     Pending            15.6%         23.3%         22.3%          75.60
 9/18/98      1/25/99            2.4%         32.0%         39.1%         100.00
06/22/98     12/15/98            8.8%         10.9%          6.1%         100.00               2.24%            2.08%
11/09/98     12/15/98           44.4%         14.7%         15.6%         100.00               2.01%            2.97%
03/16/98     10/30/98           23.6%         19.1%         19.1%         100.00
05/21/98     10/22/98           26.1%         18.2%          7.2%         100.00               2.01%            2.15%
06/22/98     10/02/98           36.2%         77.8%         68.4%         100.00               1.19%            2.54%
04/21/98     09/24/98           63.2%         48.1%         27.0%         100.00               5.19%            6.42%
07/17/98     09/02/98           31.4%         28.7%         30.5%         100.00               5.31%            6.52%
06/16/98     08/31/98           23.1%         23.1%         25.5%         100.00               3.62%            3.81%
07/29/98     08/26/98           37.1%         20.0%         37.1%         100.00
04/21/98     08/25/98           17.8%         17.8%         23.3%          83.00
02/17/98     08/18/98           11.3%         15.9%         16.7%         100.00               1.30%            1.76%
04/16/98     08/11/98          (29.8%)       (44.1%)       (43.3%)         91.00               2.13%            3.00%
06/02/98     08/04/98          (23.8%)       (31.5%)       (17.9%)        100.00               1.99%            9.62%
02/13/98     07/29/98           40.0%         17.9%         17.9%         100.00               4.85%            8.61%
04/03/98     07/21/98           33.3%         35.5%         35.5%         100.00               2.21%            2.40%
02/11/98     06/10/98           57.6%         38.5%         37.9%         100.00               3.08%            3.96%

PREMIUM ANALYSIS-GOING
PRIVATE TRANSACTIONS                            U.S. BANCORP PIPER JAFFRAY INC.
-------------------------------------------------------------------------------
Transaction Value > $30 mil < $300 mil,
80% or more owned after transaction
Announcement Date: 1/1/1997 -3/12/99
Excludes Financial Institutions and REITS




             EFFECTIVE                                                                                     EQUITY      COMPANY
ANN DATE     DATE           ACQUIROR FULL NAME                         TARGET FULL NAME                    VALUE       VALUE
-------------------------------------------------------------------------------------------------------------------------------
01/29/98     06/08/98       GOLDER, THOMA, CRESSEY, RAUNER INC.         MONROC, INC.                        $48.6        $53.0
03/11/98     06/04/98       J RICHARD INDUSTRIES                        PORTEC INC.                         $71.3        $66.7
12/19/97     05/01/98       CABLES SYSTEMS HOLDING, LLC.                IPC INFORMATION SYSTEMS INC.       $219.0       $314.3
09/05/97     04/03/98       DAVCO ACQUISITION HOLDING INC.              DAVCO RESTAURANTS, INC.            $133.6       $180.3
12/23/97     04/01/98       MCCOWN DE LEEUW & CO.                       UNION CORP                         $182.7       $192.1
10/02/97     03/30/98       LAZARD FRERES & CO.                         KAPSON SENIOR QUARTERS CORP        $112.4       $252.3
11/14/97     03/25/98       GOLDMAN SACHS & CO.                         CHARTWELL LEISURE INC.             $271.5       $339.0
09/16/97     02/06/98       SUPERCANAL HOLDING S.A.                     TESCORP INC.                        $60.3        $66.8
10/17/97     02/05/98       LINSALATA CAPITAL PARTNERS FUND II L.P.     TRANZONIC COS.                     $101.4        $94.2
07/30/97     02/02/98       INVESTOR GROUP                              PLASTI-LINE, INC.                   $55.3        $59.6
10/17/97     01/29/98       WEISS, PECK & GREER LLC                     ATC GROUP SERVICES INC             $101.5       $126.9
09/23/97     01/22/98       CRACKEN, HARKEY & CO. LLC.                  EL CHICO RESTAURANTS INC.           $49.4        $57.8
08/14/97     12/29/97       MADISON DEARBORN PARTNERS, INC              TUESDAY MORNING CORPORATION        $298.7       $319.9
8/4/97       12/23/97       THE RESTAURANT COMPANY                      PERKINS FAMILY RESTAURANTS LP      $146.8       $214.0
07/23/97     12/18/97       APOLLO MANAGEMENT, L.P.                     ALLIANCE IMAGING INC.              $120.2       $187.2
10/01/97     12/05/97       LAND O'LAKES                                ALPINE LACE BRANDS INC              $47.7        $56.7
9/2/97       10/20/97       GRR HOLDINGS                                GROUND ROUND RESTAURANTS            $18.4        $56.9
09/05/97     10/10/97       COLONNADE CAPITAL LLC                       NATIONAL PICTURE & FRAME CO         $59.7        $69.8
06/16/97     09/30/97       KNIGHTSBRIDGE CAPITAL I                     FREDERICKS OF HOLLYWOOD             $68.7        $57.1
07/31/97     09/24/97       AMERICAN INDUSTRIAL PARTNERS                BUCYRUS INTERNATIONAL INC          $189.6       $247.5
05/30/97     07/03/97       GOLDMAN SACHS & CO                          INTEGRATED LIVING COMMUNITIES       $77.0        $72.5
04/11/97     06/12/97       HEDSTROM CORP.                              ERO INC.                           $115.5       $201.9


                            Rockies @ $10.00 per share


                                      PREMIUMS PAID                  BREAKUP/         BREAKUP/
                            ---------------------------------       TERMINATION      TERMINATION
                            1 MONTH     1 WEEK        1 DAY          FEE (MIL.)       FEE (MIL.)
             EFFECTIVE      PRIOR TO    PRIOR TO      PRIOR TO      % OF SHARES         AS A %      AS A % OF
ANN DATE     DATE            ANNC.      ANNC.         ANNC.          ACQUIRED       OF CO. VALUE   EQUITY VALUE
-----------------------     ------------------------------------------------------------------------------------
01/29/98     06/08/98         7.7%      10.5%           5.1%          100.00
03/11/98     06/04/98        11.3%      14.3%           8.9%          100.00
12/19/97     05/01/98        18.3%      31.3%          14.3%           90.00
09/05/97     04/03/98        49.5%      52.4%          49.5%           45.00
12/23/97     04/01/98        29.2%      13.5%          14.5%          100.00              4.01%       4.22%
10/02/97     03/30/98        23.1%      20.8%           9.4%          100.00
11/14/97     03/25/98         8.7%       9.5%           8.7%          100.00
09/16/97     02/06/98        38.5%      33.3%          33.3%          100.00
10/17/97     02/05/98         5.5%      (2.9%)         (1.5%)         100.00
07/30/97     02/02/98        21.3%      27.1%          27.1%          100.00
10/17/97     01/29/98         9.7%      (8.1%)          0.0%           89.93
09/23/97     01/22/98        22.9%      17.2%          21.4%          100.00              0.87%       1.01%
08/14/97     12/29/97        17.6%      25.8%          22.7%          100.00
8/4/97       12/23/97        22.4%      17.5%          19.5%           48.00
07/23/97     12/18/97        13.5%       3.5%           7.3%          100.00
10/01/97     12/05/97        15.9%       5.8%          (8.8%)         100.00
9/2/97       10/20/97        (9.0%)     10.0%           5.6%          100.00
09/05/97     10/10/97         9.1%      11.0%          11.6%          100.00
06/16/97     09/30/97        22.8%      14.2%          17.0%          100.00
07/31/97     09/24/97        71.4%      46.9%          33.3%          100.00
05/30/97     07/03/97        53.3%      21.1%          26.9%          100.00
04/11/97     06/12/97        32.4%      16.9%           9.8%          100.00
             ---------------------------------------------------------------------------------------------------
                   MAX       80.3%     103.2%          88.2%                              6.0%        9.6%
                   MEAN      25.3%      22.0%          20.4%                              2.9%        4.0%
                   MEDIAN    23.1%      19.1%          17.9%                              2.2%        3.4%
                   MIN      (29.8%)    (44.1%)        (43.3%)                             0.9%        1.0%
             ---------------------------------------------------------------------------------------------------

                             86.0%      66.7%          50.9%
             -----------------------------------------------
              Rockies Price  $5.38      $6.00          $6.63
             -----------------------------------------------

PREMIUMS PAID ANALYSIS - RESTAURANTS            U.S. BANCORP PIPER JAFFRAY INC.
-------------------------------------------------------------------------------
Announcement Date: 1/1/1997 - 3/12/1999



              EFFECTIVE                                                                                    EQUITY     TRANSACTION
ANN DATE      DATE             ACQUIROR FULL NAME                     TARGET FULL NAME                     VALUE       VALUE (MM)
---------------------------------------------------------------------------------------------------------------------------------
4/15/97       Withdrawn        MERITAGE HOSPITALITY GROUP*             SKYLINE CHILI INC.                   $25.4         25.40
3/25/97       Terminated       CHECKERS DRIVE-IN RESTAURANT            RALLY'S HAMBURGERS                  $110.6        175.63
2/13/98       Topped           TEN IDEAS*                              BERTUCCI'S                           $71.3         71.01
3/6/98                         ARTHUR TREACHER'S                       MIAMI SUBS CORPORATION               $28.2         28.24
4/23/98       Withdrawn        CONQUEST PARTNERS*                      SPAGHETTI WAREHOUSE                  $48.4         47.00
5/1/98        Terminated       TECH ELECTRO INDUSTRIES                 DENAMERICA                           $65.9         77.90
9/18/98       1/25/99          CRACKEN, HARKEY & CO.                   SPAGHETTI WAREHOUSE                  $45.5         60.00
3/13/98       Topped           POLLO MANAGEMENT*                       POLLO TROPICAL                       $82.6         82.55
11/25/98      Pending          SBARRO FAMILY                           SBARRO INC.                         $585.0        386.70
12/3/98       Pending          SRC HOLDINGS                            BACK BAY RESTAURANT                  $37.7         35.47
12/11/98      Pending          CRACKER BARREL OLD COUNTRY STORE        LOGAN'S ROADHOUSE                 $1,467.8      1,467.84
6/10/98       10/30/98         FAMILY RESTAURANTS                      KOO KOO ROO                          $57.8         57.80
12/12/97      9/1/98           GB FOODS CORP.                          TIMBER LODGE STEAKHOUSE              $18.2         17.40
4/23/98       7/31/98          PICADILLY CAFETERIAS                    MORRISON RESTAURANTS                 $46.3         46.15
4/3/98        7/21/98          NE RESTAURANT COMPANY                   BERTUCCI'S INC.                      $93.6         97.16
6/4/98        7/9/98           CARROLS CORP.                           POLLO TROPICAL                       $90.8         90.81
9/26/97       4/28/98          FLEET EQUITY PARTNERS                   SKYLINE CHILI INC.                   $22.9         22.93
9/5/97        4/3/98           DAVCO ACQUISITION HOLDING               DAVCO RESTAURANTS                   $133.6        131.88
9/26/97       2/3/98           WSMP                                    SAGEBRUSH INC.                       $39.4         39.05
9/23/97       1/22/98          CRACKEN, HARKEY & CO.                   EL CHICO RESTAURANTS                 $49.4         47.32
10/21/97      1/5/98           BERKSHIRE HATHAWAY                      INTERNATIONAL DAIRY QUEEN           $585.0        582.75
8/4/97        12/23/97         THE RESTAURANT COMPANY                  PERKINS FAMILY RESTAURANTS LP       $146.8         76.30
7/23/97       12/2/97          BENIHANA                                RUDY'S RESTAURANT GROUP              $17.6         18.83
9/2/97        10/20/97         GRR HOLDINGS                            GROUND ROUND RESTAURANTS             $18.4         19.68
7/3/97        9/26/97          PORT ROYAL HOLDINGS                     KRYSTAL COMPANY                     $108.4        145.40
5/28/97       7/17/97          COMPASS GROUP PLC                       DAKA INTERNATIONAL                   $83.7        195.00
3/11/97       5/23/97          EQUITY GROUP INVESTMENTS                CHART HOUSE ENTERPRISES              $67.4         19.55


                               Rockies @ $10.00 per share


* Initial merger announcements, the premium paid one day prior based on the announcement date is the following:

NE Restaurant - Bertucci's: 69.7%
Carrols Corp - Pollo Tropical: 38.6%
Fleet Equity Partners - Skyline Chili: (2.7%)
Cracken Harkey - Spaghetti Warehouse: 9.4%


                                          PREMIUMS PAID
                               -------------------------------------
                               1 MONTH       1 WEEK         1 DAY
              EFFECTIVE        PRIOR TO      PRIOR TO       PRIOR TO        % OF SHARES
ANN DATE      DATE             ANNOUN.       ANNOUN.        ANNOUN.            ACQUIRED
-------------------------------------------------------------------------------------------
4/15/97       Withdrawn          3.4%         10.1%            8.1%           100.00
3/25/97       Terminated        39.1%         65.9%           59.7%           100.00
2/13/98       Topped            23.1%         28.0%           29.3%           100.00
3/6/98                         146.3%         60.0%           28.0%           100.00
4/23/98       Withdrawn         23.6%         17.2%           16.2%           100.00
5/1/98        Terminated        77.8%         45.5%           23.1%           100.00
9/18/98       1/25/99            2.4%         32.0%           39.1%           100.00
3/13/98       Topped            14.3%         25.0%           26.0%           100.00
11/25/98      Pending           20.2%         11.4%           10.8%            68.50
12/3/98       Pending           28.1%         13.9%           12.3%           100.00
12/11/98      Pending           33.3%         10.3%           13.9%           100.00
6/10/98       10/30/98          18.8%         39.7%            3.3%           100.00
12/12/97      9/1/98            76.4%         74.1%           74.1%           100.00
4/23/98       7/31/98           65.9%         29.0%           14.3%           100.00
4/3/98        7/21/98           33.3%         35.5%           35.5%           100.00
6/4/98        7/9/98            18.9%          7.3%           10.0%           100.00
9/26/97       4/28/98            1.9%          3.8%            3.8%           100.00
9/5/97        4/3/98            49.5%         52.4%           49.5%            45.00
9/26/97       2/3/98            16.9%         10.6%           13.0%           100.00
9/23/97       1/22/98           22.9%         17.2%           21.4%           100.00
10/21/97      1/5/98            10.5%          9.1%           11.9%           100.00
8/4/97        12/23/97          22.4%         17.5%           19.5%            52.00
7/23/97       12/2/97           73.9%         70.2%           50.9%           100.00
9/2/97        10/20/97          (9.0%)        10.0%            5.6%           100.00
7/3/97        9/26/97          176.2%        169.8%          132.0%           100.00
5/28/97       7/17/97           (7.0%)       (35.5%)         (33.3%)          100.00
3/11/97       5/23/97            2.2%          4.5%            2.2%            28.99
            -----------------------------------------------------------
                         MAX   176.2%        169.8%          132.0%
                        MEAN    36.5%         30.9%           25.2%
                      MEDIAN    22.9%         17.5%           16.2%
                         MIN    (9.0%)       (35.5%)         (33.3%)
            -----------------------------------------------------------

                                86.0%         66.7%           50.9%
            -----------------------------------------------------------
               Rockies Price    $5.38         $6.00           $6.63
            -----------------------------------------------------------

                                   DISCOUNTED CASH FLOW ANALYSIS

DISCOUNTED CASH FLOW ANALYSIS

--------------------------------------------------------------------------------

- The discounted cash flow analysis is used to calculate a range of theoretical values for Rockies based on (i) the net present value of implied future cash flows and (ii) a terminal value which estimates the value of Rockies in 2003 by applying a multiple of operating income in 2003.

DESCRIPTION OF ANALYSIS

- The discounted cash flow analysis shows the calculation of a range of net present values for Rockies based on a range of discount rates and a range of operating income multiples for the terminal value. These discount rates and operating income multiples were determined using weighted average cost of capital computations, qualitative assessments of Company projections and relevant industry experience.

                                     Discount Rate          EBIT Multiple
                                     -------------          -------------
     Public Company Assumptions         20% - 24%                9-11x
     Private Company Assumptions        18% - 22%                8-1Ox

- Differences between the Public Model and the Private Model include the timing of new store openings, capital expenditures and depreciation associated with new store openings, and general and administrative expenses. The assumptions for the Private Model were supplied by the Company's management based on changes to the Public Model contemplated by RB Capital's business plan. New stores are projected to open at a slower pace in the private company model because less cash would be available due to the need to service debt. Capital expenditures and depreciation would decrease in the private company model as a result of fewer store openings. G&A expense would also decrease in the private company model from the elimination of certain positions no longer necessary in a private company as well as decreased consultant costs, investor relations and public filing costs not associated with a private company.

- The projected income statement and working capital assumptions for the Public Company model for 1999 through 2003, supplied by management, can be found on the following pages. The complete Private Company model can be found in the LBO Analysis section.

PUBLIC MODEL
--------------------------------------------------------------------------------
Fiscal Year Ended December 31
$ in 000's except per share data

                             ROCKIES STORE BUILD-UP MODEL

                              ----------------------------------------------------------------------
                                    1999           2000           2001           2002           2003
                              ----------------------------------------------------------------------
Stores Beginning of Year              22             26             28             32             36

New Stores (Conversions)               3              1              3              2              2

New Stores (Prototypes)                1              1              1              2              2
                              ----------------------------------------------------------------------
Stores End of Year                    26             28             32             36             40

AVERAGE WEEKLY SALES
1997 Stores                         81.5           85.2           88.2           91.3           94.5
                                                   4.5%           3.5%           3.5%           3.5%

1998 Stores                         77.0           80.5           83.3           86.3           89.3
                                                   4.6%           3.5%           3.5%           3.5%

1999 Stores                         76.1           79.6           82.4           85.3           88.3
                                                   4.6%           3.5%           3.5%           3.5%

2000 Stores                                        72.8           75.4           78.0           80.8
                                                                  3.5%           3.5%           3.5%

2001 Stores                                                       77.5           80.2           83.0
                                                                                 3.5%           3.5%

2002 Stores                                                                      79.3           82.1
                                                                                                3.4%

2003 Stores                                                                                     83.0

PUBLIC MODEL
--------------------------------------------------------------------------------
Fiscal Year Ended December 31
$ in 000's except per share data

                              CUBS STORE BUILD-UP MODEL

                              ----------------------------------------------------------------------
                                    1999           2000           2001           2002           2003
                              ----------------------------------------------------------------------
Stores Beginning of Year              39             41             45             49             54

New Stores (Conversions)               2              4              4              5              5
                              ----------------------------------------------------------------------
Stores End of Year                    41             45             49             54             59

AVERAGE WEEKLY SALES
1997 Stores                         37.0           38.7           40.1           41.5           42.9
                                                   4.6%           3.7%           3.4%           3.4%

1998 Stores                            0              0              0              0              0

1999 Stores                         35.6           37.2           38.5           39.9           41.3
                                                   4.6%           3.5%           3.5%           3.5%

2000 Stores                                        37.2           38.5           39.9           41.3
                                                                  3.5%           3.5%           3.5%

2001 Stores                                                       38.5           39.9           41.3
                                                                                 3.5%           3.5%

2002 Stores                                                                      39.9           41.3
                                                                                                3.5%

2003 Stores                                                                                     41.3
                                                                                                2.5%

PUBLIC MODEL
--------------------------------------------------------------------------------
Fiscal Year Ended December 31
$ in 000's except per share data

                              CUBS STORE BUILD-UP MODEL

                                             ------------------------------------------------------------------------
                                                   1999           2000           2001           2002           2003
                                             ------------------------------------------------------------------------
WEEKS STORE OPEN
1997 Stores                           39           2028           2067           2028           2028           2028

1998 Stores                            0              0              0              0              0              0

1999 Stores                            2             52            106            104            104            104

2000 Stores                            4                           115            208            208            208

2001 Stores                            4                                          124            208            208

2002 Stores                            5                                                         170            260

2003 Stores                            5                                                                        170

2004 Stores                            4



Existing Stores                                75,034.0       83,902.7       93,337.3      104,808.7      119,118.8
New Stores                                      1,850.1        4,277.7        4,775.0        6,777.1        7,021.0
                                             ----------------------------------------------------------------------
TOTAL REVENUE                                 $76,884.1      $88,180.4      $98,112.3     $111,585.7     $126,139.8


Maintenance CapEx per Existing Store                 45             46             46             45             46
CapEx per New Store                                 740          1,000          1,080          1,134          1,162
Preopening Cost per New Store                       148            110            119            125            128




Maintenance CapEx                                 1,750          1,900          2,050          2,200          2,484
Total CapEx for New Stores                        1,481          4,000          4,320          5,670          5,810
Preopening Costs                                    297            440            475            625            641
                                             ----------------------------------------------------------------------
Total CapEx (excl. preopening costs)              3,231          5,900          6,370          7,870          8,294



Corporate CapEx                                     500            400            400            400            400


-------------------------------------------------------------------------------------------------------------------
TOTAL CAPEX                                     $17,918        $13,586        $19,507        $22,284        $23,428
Decrease in cost reduction*                       6,832              0              0              0              0
                                             ----------------------------------------------------------------------
                                                $11,087        $13,586        $19,507        $22,284        $23,428
-------------------------------------------------------------------------------------------------------------------

*Represents a reduction in asset cost for the sale and leaseback of 3 OC locations (Longmont, Greeley, Grand Junction): $3,157, Warrenville: $1,254 and
Phoenix: $902.

PUBLIC MODEL

FISCAL YEAR ENDED DECEMBER 31
$ IN 000'S EXCEPT PER SHARE DATA
-------------------------------------------------------------------------------

                                   ---------------------------   ------------------------------------------------------------------
                                             ACTUAL                                      PROJECTED
                                   ---------------------------   ------------------------------------------------------------------
                                         1997         1998           1999          2000         2001           2002           2003
                                   ---------------------------   ------------------------------------------------------------------
INCOME STATEMENT ASSUMPTIONS

NET SALES                           150,248.0     160,101.6      178,773.3     207,481.5    232,364.9      265,882.4      303,038.0
  % Net Sales Growth                                   6.6%          11.7%         16.1%        12.0%          14.4%          14.0%

  Cost of Sales as a % of Net Sales     25.1%         25.4%          24.9%         25.0%        25.0%          25.0%          25.0%

  GROSS PROFIT MARGIN                   74.9%         74.6%          75.1%         75.0%        75.0%          75.0%          75.0%

  Labor and Related as a % of
    Net Sales                           34.0%         33.5%          33.5%         33.5%        33.5%          33.5%          33.5%
  Operating expenses as a % of
    Net Sales                           20.4%         12.8%          12.5%         12.6%        12.4%          12.4%          12.4%
  Selling Expenses as a % of
    Net Sales                            3.8%          3.2%           3.3%          3.3%         3.3%           3.3%           3.3%
  Occupancy as a % of Net Sales          0.0%          7.1%           7.5%          7.5%         7.4%           7.4%           7.4%
  Depreciation as a % of Net Sales       5.1%          4.9%           4.9%          4.9%         4.9%           4.9%           5.2%
  Preopening Amortization/Costs
    as a % of Net Sales                  2.9%          0.0%           0.8%          0.4%         0.6%           0.6%           0.5%
                                   ---------------------------   ------------------------------------------------------------------
      Total Operating Expenses
        as a % of Net Sales             66.3%         62.7%          62.6%         62.1%        62.1%          62.1%          62.3%

  RESTAURANT OPERATING MARGIN            8.6%         11.9%          12.5%         12.9%        12.9%          12.9%          12.7%

  OPERATING MARGIN                       2.6%          5.4%           5.3%          6.8%         7.3%           7.8%           8.1%

  Interest Income (Expense) as a
    % of Net Sales                      -1.2%         -1.5%          -1.0%         -0.7%        -0.5%          -0.4%          -0.3%
  Other (Expense) Income (3) as a
    % of Net Sales                      -6.5%          1.0%           1.0%          1.0%         1.0%           1.0%           1.0%

  PRETAX MARGIN                         -5.1%          4.9%           4.1%          6.1%         6.7%           7.4%           7.8%

  Tax Rate %                            33.8%         32.5%          34.0%         34.0%        34.0%          34.0%          34.0%

  NET MARGIN                            -3.3%          3.3%           2.7%          4.0%         4.4%           4.9%           5.1%

PUBLIC MODEL

FISCAL YEAR ENDED DECEMBER 31
$ IN 000'S EXCEPT PER SHARE DATA
-------------------------------------------------------------------------------

                                   -------------------------   -------------------------------------------------------------------
                                             ACTUAL                                     PROJECTED
                                   -------------------------   -------------------------------------------------------------------
                                         1997         1998           1999          2000         2001           2002          2003
                                   -------------------------   -------------------------------------------------------------------
INCOME STATEMENT

NET SALES                          $150,248.0    $160,101.6    $178,773.3    $207,481.5   $232,364.9     $265,882.4     $303,038.0
   GROWTH %                                            6.6%         11.7%         16.1%        12.0%          14.4%          14.0%
                                   -------------------------   --------------------------------------------------------------------
   Cost of Sales                     37,672.0      40,624.7      44,550.0      51,798.0     58,091.2       66,470.6       75,759.5

                                   -------------------------   --------------------------------------------------------------------
GROSS PROFIT                        112,576.0     119,476.9     134,223.3     155,683.5    174,273.7      199,411.8      227,278.5
   GROSS MARGIN %                       74.9%         74.6%         75.1%         75.0%        75.0%          75.0%          75.0%

RESTAURANT OPERATING EXPENSES
   Labor and Related                 51,086.0      53,632.3      59,869.0      69,447.0     77,842.2       89,070.6      101,517.7
   Operating Expenses                30,627.0      20,542.3      22,381.0      26,055.0     28,813.3       32,969.4       37,576.7
   Selling Expenses                   5,773.0       5,098.9       5,840.0       6,810.0      7,668.0        8,774.1       10,000.3
   Occupancy                              0.0      11,364.0      13,466.0      15,480.0     17,195.0       19,675.3       22,424.8
   Other operating expense
     (income)                             0.0           0.0           0.0           0.0          0.0            0.0            0.0
   Depreciation                       7,714.0       7,919.0       8,819.0      10,200.0     11,424.0       13,101.3       15,718.0
   Preopening Costs                       0.0       1,808.5       1,486.9         890.0      1,447.2        1,625.0        1,666.3
   Preopening Amortization            4,422.0           0.0           0.0           0.0          0.0            0.0            0.0
                                   -------------------------   --------------------------------------------------------------------
      TOTAL OPERATING EXPENSES       99,622.0     100,364.7     111,861.9     128,882.0    144,389.8      165,215.4      188,903.7
                                   -------------------------   --------------------------------------------------------------------
RESTAURANT OPERATING INCOME          12,954.0      19,112.2      22,361.4      26,801.5     29,883.9       34,196.4       38,374.7
   OPERATING MARGIN %                    8.6%         11.9%         12.5%         12.9%        12.9%          12.9%          12.7%

General and Administrative (1)        9,073.5       9,818.4      12,106.0      11,787.0     12,141.0       12,505.0       13,056.0
Corporate D&A                                         696.0           796           821          846            871            900
                                   -------------------------   --------------------------------------------------------------------
OPERATING INCOME                      3,880.5       8,597.8       9,459.4      14,193.5     16,896.9       20,820.4       24,418.7
   OPERATING MARGIN %                    2.6%          5.4%          5.3%          6.8%         7.3%           7.8%           8.1%

   Interest (Expense) Income (2)     (1,763.0)     (2,378.1)     (1,843.7)     (1,511.2)    (1,253.6)      (1,015.6)        (815.0)
   Other (Expense) Income (3)        (9,706.0)      1,554.0        (297.0)          0.0          0.0            0.0            0.0
                                   -------------------------   --------------------------------------------------------------------
      TOTAL OTHER INCOME (EXPENSE)  (11,469.0)       (824.1)     (2,140.7)     (1,511.2)    (1,253.6)      (1,015.6)        (815.0)

                                   -------------------------   --------------------------------------------------------------------
INCOME BEFORE INCOME TAXES           (7,588.5)      7,773.7       7,318.7      12,682.4     15,643.4       19,804.7       23,603.7
   PRE-TAX MARGIN %                     -5.1%          4.9%          4.1%          6.1%         6.7%           7.4%           7.8%

   Provision For Income Taxes        (2,568.0)      2,526.5       2,488.4       4,312.0      5,318.7        6,733.6        8,025.3
   TAX RATE %                           33.8%         32.5%         34.0%         34.0%        34.0%          34.0%          34.0%
                                   -------------------------   --------------------------------------------------------------------
NET INCOME                          ($5,020.5)     $5,247.2      $4,830.3      $8,370.4    $10,324.6      $13,071.1      $15,578.5
                                   -------------------------   --------------------------------------------------------------------
                                   -------------------------   --------------------------------------------------------------------
   NET MARGIN %                         -3.3%          3.3%          2.7%          4.0%         4.4%           4.9%           5.1%

EBITDA (EXCLUDES PREOPENING
   COSTS/AMORTIZATION)               11,594.5      17,212.8      19,074.4      25,214.5     29,166.9       34,792.4       41,036.7

(1) INCLUDES PROJECT ROCKIES COSTS
(2) AVERAGE CASH BALANCE EARNS 5%
(3) INCLUDES THE EQUITY IN JOINT VENTURE EARNINGS, GAIN ON SALE OF INVESTMENT IN JOINT VENTURE AND INTEREST INCOME

PUBLIC MODEL
FISCAL YEAR ENDED DECEMBER 31
$ IN 000'S EXCEPT PER SHARE DATA

------------------------------------------------------------------------------

                                               ACTUAL                                       PROJECTED
                                     --------------------------   -------------------------------------------------------------
                                           1997          1998           1999          2000         2001        2002        2003
                                     ------------------------------------------------------------------------------------------
ASSETS:
CURRENT ASSETS:
  Cash and Cash Equivalents          $    623.0    $    449.4     $    500.0    $    500.0   $    500.0  $  4,931.6  $ 16,052.1
  Cash required for Operations       $  1,000.0    $      0.0     $      0.0    $      0.0   $      0.0  $      0.0  $      0.0
  Accounts Receivable                   1,055.0         321.0          353.0         388.0        427.0       470.0       515.0
  Inventories                           2,727.0       2,532.0        2,828.0       3,281.0      3,673.0     4,205.0     4,750.0
  Prepaid Expenses                      1,613.0       1,026.0        1,085.0       1,199.0      1,283.0     1,408.0     1,530.0
  Current Deferred Income Taxes           219.0           0.0            0.0           0.0          0.0         0.0         0.0
  Preopening Costs, net                 1,520.0           0.0            0.0           0.0          0.0         0.0         0.0
                                     ------------------------------------------------------------------------------------------
    TOTAL CURRENT ASSETS                8,757.0       4,328.4        4,766.0       5,368.0      5,883.0    11,014.6    22,847.1

LONG-TERM ASSETS:
  Gross Fixed Assets                  108,209.2     119,147.5      130,233.7     143,819.7    163,326.7   185,611.7   209,039.7
    LESS ACCUMULATED DEPRECIATION      17,395.2      23,966.7       33,878.7      44,899.7     57,169.7    71,141.7    87,759.7
                                     ------------------------------------------------------------------------------------------
  Net Fixed Assets                     90,814.0      95,180.8       96,355.0      98,920.0    106,157.0   114,470.0   121,280.0

  Investment in Joint Venture           5,553.0           0.0            0.0           0.0          0.0         0.0         0.0
  Deferred Income Taxes                 2,335.0       1,817.8        1,818.0       1,818.0      1,818.0     1,818.0     1,818.0
  Other Long-term Assets                  736.0         260.1          273.0         287.0        301.0       316.0       330.0
                                     ------------------------------------------------------------------------------------------
TOTAL ASSETS:                        $108,195.0    $101,587.2     $103,212.0    $106,393.0   $114,159.0  $127,618.6  $146,275.1
                                     ------------------------------------------------------------------------------------------
                                     ------------------------------------------------------------------------------------------
LIABILITIES

CURRENT LIABILITIES:
  Revolver                           $      0.0    $      0.0     $      0.0    $      0.0   $      0.0  $      0.0  $      0.0
  Accounts Payable                      4,341.0       5,565.0        5,843.0       6,135.0      6,442.0     6,764.0     7,085.0
  Accrued Taxes other than Income
    Taxes                               1,023.0       3,271.0        3,000.0       3,000.0      3,000.0     3,000.0     3,000.0
  Accrued Expenses                      5,871.0       2,223.0        2,373.0       2,523.0      2,673.0     2,823.0     2,975.0
  Accrued Restructuring Costs/Other
    Liabilities                         2,447.0         431.0            0.0           0.0          0.0         0.0         0.0
  Current Portion Long-term Debt          642.0         404.0          199.0         250.0        312.0       422.0       486.0
                                     ------------------------------------------------------------------------------------------
    TOTAL CURRENT LIABILITIES          14,324.0      11,894.0       11,415.0      11,908.0     12,427.0    13,009.0    13,546.0

LONG-TERM LIABILITIES:
  Revolving Line                       26,450.0      19,050.0       13,955.5       7,027.1      2,767.5         0.0         0.0
  Capital Lease Obligations             2,334.0       2,256.0        5,335.0       6,627.0      7,863.0    10,498.0    13,100.0
  Long Term Debt                        2,375.0       2,195.3        2,106.0       2,009.0      1,904.0     1,792.0     1,680.0
  Accrued Restructuring Costs/Other
    Liabilities                         1,494.0         769.2            0.0           0.0          0.0         0.0         0.0
                                     ------------------------------------------------------------------------------------------
    TOTAL NON-CURRENT LIABILITIES      32,653.0      24,270.6       21,396.5      15,663.1     12,534.5    12,290.0    14,780.0
                                     ------------------------------------------------------------------------------------------
TOTAL LIABILITIES:                     46,977.0      36,164.6       32,811.5      27,571.1     24,961.5    25,299.0    28,326.0

STOCKHOLDERS' EQUITY:
  Preferred Stock                           0.0           0.0            0.0           0.0          0.0         0.0         0.0
  Common Stock                             81.0          80.6           80.6          80.6         80.6        80.6        80.6
  Additional Paid-in Capital           58,320.0      58,287.9       58,288.4      58,288.4     58,288.4    58,288.4    58,288.4
  Deferred Compensation/Treasury
     Stock                               (975.0)       (735.0)        (588.0)       (537.0)      (486.0)     (435.0)     (384.0)
  Retained Earnings                     3,792.0       7,789.2       12,619.5      20,989.9     31,314.5    44,385.6    59,964.1
                                     ------------------------------------------------------------------------------------------
    TOTAL STOCKHOLDER'S EQUITY         61,218.0      65,422.6       70,400.5      78,821.9     89,197.5   102,319.6   117,949.1
                                     ------------------------------------------------------------------------------------------
TOTAL LIABILITIES & STOCKHOLDERS'
   EQUITY                            $108,195.0    $101,587.2     $103,212.0    $106,393.0   $114,159.0  $127,618.6  $146,275.1
                                     ------------------------------------------------------------------------------------------
                                     ------------------------------------------------------------------------------------------

PUBLIC MODEL
FISCAL YEAR ENDED DECEMBER 31
$ IN 000'S EXCEPT PER SHARE DATA

------------------------------------------------------------------------------

                                            ACTUAL                                         PROJECTED
                                        ---------------     -------------------------------------------------------------------
                                              1998            1999            2000           2001           2002           2003
                                        ---------------------------------------------------------------------------------------
NET INCOME                              $  3,997.2       $ 4,830.3       $ 8,370.4      $10,324.6      $13,071.1      $15,578.5
  Depreciation & Amortization              6,571.5         9,912.0        11,021.0       12,270.0       13,972.0       16,618.0
  Increase (Decrease) in Deferred
     Income Taxes                              0.0             0.0             0.0            0.0            0.0            0.0
WORKING CAPITAL ACCOUNTS:
  (Increase) Decrease in Accounts
     Receivable                              734.0           (32.0)          (35.0)         (39.0)         (43.0)         (45.0)
  (Increase) Decrease in Inventories         194.9          (295.9)         (453.0)        (392.0)        (532.0)        (545.0)
  (Increase) Decrease in Prepaid
     Expenses                                587.0           (59.0)         (114.0)         (84.0)        (125.0)        (122.0)
  (Increase) Decrease in Current
     Deferred Income Taxes                   219.0             0.0             0.0            0.0            0.0            0.0
  (Increase) Decrease Preopening
     Costs, net                            1,520.0             0.0             0.0            0.0            0.0            0.0
  Increase (Decrease)in Accounts
     Payable                               1,224.0           278.0           292.0          307.0          322.0          321.0
  Increase (Decrease)in Accrued
     Taxes other than Income Taxes         2,248.0          (271.0)            0.0            0.0            0.0            0.0
  Increase (Decrease)in Accrued
      Expenses                            (3,648.0)          150.0           150.0          150.0          150.0          152.0
  Increase (Decrease)in Accrued
     Restructuring Costs/Other
     Liabilities                          (2,016.0)         (431.0)            0.0            0.0            0.0            0.0
                                        ---------------------------------------------------------------------------------------
(INCREASE) DECREASE IN NET WORKING
     CAPITAL                               1,062.9          (660.9)         (160.0)         (58.0)        (228.0)        (239.0)

SOURCE (USE) OF CASH OPERATIONS           11,631.5        14,081.4        19,231.4       22,536.6       26,815.1       31,957.5

INVESTING ACTIVITIES

  (Increase) Decrease in Gross Fixed
     Assets                              (10,938.3)      (11,086.2)      (13,586.0)     (19,507.0)     (22,285.0)     (23,428.0)
  (Increase) Decrease in Investment
     in Joint Venture                      5,553.0             0.0             0.0            0.0            0.0            0.0
  (Increase) Decrease in Deferred
     Income Taxes                            517.2            (0.2)            0.0            0.0            0.0            0.0
  (Increase) Decrease in Other
     Long-term Assets                        475.9           (12.9)         (14.0)         (14.0)         (15.0)         (14.0)
  Increase (Decrease) in Accrued
     Restructuring Costs/Other
     Liabilities                            (724.8)         (769.2)            0.0            0.0            0.0            0.0
                                        ---------------------------------------------------------------------------------------
SOURCE (USE) OF CASH FROM INVESTING
     ACTIVITIES                           (5,117.0)      (11,868.5)      (13,600.0)     (19,521.0)     (22,300.0)     (23,442.0)
-------------------------------------------------------------------------------------------------------------------------------

FINANCIAL ACTIVITIES

  Increase (Decrease) in Revolver              0.0             0.0             0.0            0.0            0.0            0.0
  Increase (Decrease) in Current
     Portion Long-term Debt                 (238.0)         (205.0)           51.0           62.0          110.0           64.0
  Increase (Decrease) in Revolving
     Line, net                            (7,400.0)       (5,094.5)       (6,928.4)      (4,259.6)      (2,767.5)           0.0
  Increase (Decrease) in Capital
     Lease Obligations, net                  (78.0)        3,079.0         1,292.0        1,236.0        2,635.0        2,602.0
  Increase (Decrease) in Long Term
     Debt, net                              (179.7)          (89.3)          (97.0)        (105.0)        (112.0)        (112.0)
  Increase (Decrease) in Deferred
     Compensation/Treasury Stock, net        240.0           147.0            51.0           51.0           51.0           51.0
  Increase (Decrease) in Common Stock,
     net                                      (0.4)            0.0             0.0            0.0            0.0            0.0
  Increase (Decrease) in Additional
     Paid-in Capital                         (32.1)            0.5             0.0            0.0            0.0            0.0
                                        ---------------------------------------------------------------------------------------
SOURCE (USE) OF CASH FROM FINANCING
  ACTIVITIES                              (7,688.2)       (2,162.3)       (5,631.4)      (3,015.6)         (83.5)       2,605.0

NET CHANGE IN CASH                        (1,173.6)           50.6             0.0            0.0        4,431.6       11,120.5
BEGINING CASH BALANCE                      1,623.0           449.4           500.0          500.0          500.0        4,931.6
                                        ---------------------------------------------------------------------------------------
ENDING CASH BALANCE                     $    494.4       $   500.0       $   500.0      $   500.0      $ 4,931.6      $16,052.1
                                        ---------------------------------------------------------------------------------------
                                        ---------------------------------------------------------------------------------------

                                 LBO ANALYSIS

LBO ANALYSIS

--------------------------------------------------------------------------------

- The objective of the leveraged buyout analysis is to analyze the feasibility of a leveraged buyout at $10.00 by estimating the returns for equity sponsors and other investors in the capital structure and comparing those returns to industry standards.

- The returns are derived based on the Private Model and customary capital structure assumptions for a leveraged buyout.

- The leveraged buyout analysis assumes a "going private" transaction in the second quarter 1999 at a per share buyout price of $10.00.

- A leveraged buyout at this price provides returns which are within acceptable return parameters for the various investors in the capital structure.

LBO ANALYSIS
-------------------------------------------------------------------------------
Fiscal Year Ended December 31
$ in 000's except per share data

SOURCES & USES OF FUNDS

MARKET VALUE

  Stock Price on 1/25/99                        $6.63
  Purchase Premium                              50.9%
                                              ---------
  Buyout Price per Share                       $10.00
  Number of Shares Outstanding (000)            8,291
                                              ---------
IMPLIED PURCHASE PRICE OF 100% OF EQUITY:     $82,908
                                              ---------
                                              ---------
  Number of Shares Purchased (000s)             8,291
                                              ---------

USES

Purchase Price of Equity                       $82,908
Existing Debt to Be Refinanced (3)             $21,097
                                              ---------
Total Purchase Price                          $104,005
Estimated Advisory Fees                         $3,000
Financing/Placement Fees                        $3,000
                                              ---------
Total Uses of Funds                           $110,005
                                              ---------
                                              ---------

SOURCES

                                                     Rate        Maturity        % of Total       Amount       Ownership
                                                  ---------    -----------     --------------    --------    -------------
  Cash on Balance sheet (3)                           N/A             N/A               0.4%         $438            N/A

  Assumed Debt/Capital Lease Obligations             9.0%               0               7.1%       $7,851            N/A
  Revolver                                          10.0%             N/A               0.0%          ($0)           N/A
  Term Loan A                                        8.8%         8 Years              50.9%      $55,944           0.0%
  Term Loan B                                        9.1%         8 Years               0.0%           $0           0.0%
  Senior Subordinated Note (22.9% IRR)*             12.0%        10 Years              18.5%      $20,343           7.0%
                                                                                                 --------
  TOTAL DEBT                                                                                      $84,138

  Common Equity
    LBO Fund (37.0% IRR)*                             N/A             N/A              23.1%      $25,429          93.0%
    Management                                        N/A             N/A               0.0%           $0           0.0%
                                                                                                 --------
  TOTAL EQUITY                                                                                    $25,429
                                                                                                 --------
TOTAL SOURCES OF FUNDS                                                                           $110,005
                                                                                                 --------
                                                                                                 --------

* Equity value is calculated using a 5.0x EBITDA Multiple on year 2003


1999 PROFORMA CAPITAL STRUCTURE ANALYSIS


                                                                         Multiple of     Multiple of
                                              Amount        Percent      1998 EBITDA     1999 EBITDA
                                            --------      ---------      -----------------------------
Revolving Line of Credit                         ($0)          0.0%              0.0x             0.0x
Existing Debt                                 $7,851           8.9%              0.5x             0.4x
Term Loan A                                  $55,944          63.7%              3.3x             2.8x
Term Loan B                                       $0           0.0%              0.0x             0.0x
Senior Subordinated Note (22.9% IRR)*        $20,343          23.2%              1.2x             1.0x
Preferred Stock                                   $0           0.0%              0.0x             0.0x
Stockholders' Equity                          $3,622           4.1%              0.2x             0.2x
                                            --------      ---------      -----------------------------
    TOTAL                                    $87,761         100.0%              5.1x             4.5x
                                            --------      ---------      -----------------------------
                                            --------      ---------      -----------------------------

(1) Fixed Charge Coverage = (EBITDA - Capex - Current Taxes) / (Interest + Scheduled Principal Repayments)
(2) Free Cash Flow = EBITDA - Capital Expenditures - Change in Working Capital. 1998 EBIT is normalized
(3) Based on Q2 1999 balance sheet


LEVERAGE/COVERAGE

LEVERAGE                                        1999            2000            2001            2002            2003
   Total Debt/EBITDA                             4.4x            3.3x            2.8x             2.3x            1.9x
   Total Debt/(EBITDA - CAPEX)                  10.0x            7.1x            5.6x             4.2x            3.3x
   Total Debt/Equity                            16.9x            8.9x            5.1x             3.1x            1.9x

COVERAGE
   EBITDA/Interest Expense                       3.8x            3.2x            3.8x             4.6x            5.5x
   (EBITDA - CAPEX)/Interest Expense             1.7x            1.5x            1.9x             2.5x            3.1x
   Fixed Charge Coverage(1)                      0.3x            0.6x            0.7x             0.9x            1.0x

PURCHASE PRICE MULTIPLES

EQUITY PURCHASE PRICE                                     $82,908
   Plus: Assumed Debt                                     $21,097
   Less: Excess Cash                                         $438
                                                       ----------
COMPANY VALUE                                            $103,567
                                                       ----------
                                                       ----------

                                             Value       Multiple
                                             -----       --------
PURCHASE PRICE MULTIPLES
  Company Value/1998 EBIT (2)               $8,598           12.0x
  Company Value/1998 EBITDA                $17,213            6.0x
  Company Value/1999 EBIT                  $10,080           10.3x
  Company Value/1999 EBITDA                $19,695            5.3x
  Company Value/1999 Free Cash Flow (2)     $7,948           13.0x
  Company Value/1999 Revenue              $178,773            0.6x


GOODWILL CALCULATION

Equity Purchase Price                            $82,908
Financing Fees                                     6,000
Book Value of Equity                              67,101
                                               ---------
Goodwill Assumed                                      NM

   Goodwill Amortization Life Expectancy        15 Years
                                               ---------
Goodwill Expense per Year                             NM

   Financing Fees Life Expectancy                5 Years
                                               ---------
Financing Fees per Year                               NM

PRIVATE MODEL
--------------------------------------------------------------------------------
Fiscal Year Ended December 31
$ in 000's except per share data

                             ROCKIES STORE BUILD-UP MODEL

                              ----------------------------------------------------------------------
                                    1999           2000           2001           2002           2003
                              ----------------------------------------------------------------------
Stores Beginning of Year              22             26             28             30             32

New Stores (Conversions)               3              1              1              1              1

New Stores (Prototypes)                1              1              1              1              1
                              ----------------------------------------------------------------------
Stores End of Year                    26             28             30             32             34

AVERAGE WEEKLY SALES
1997 Stores                         81.5           85.2           88.2           91.3           94.5
                                                   4.5%           3.5%           3.5%           3.5%

1998 Stores                         77.0           80.5           83.3           86.3           89.3
                                                   4.6%           3.5%           3.5%           3.5%

1999 Stores                         76.1           79.6           82.4           85.3           88.3
                                                   4.6%           3.5%           3.5%           3.5%

2000 Stores                                        72.8           75.4           78.0           80.8
                                                                  3.5%           3.5%           3.5%

2001 Stores                                                       73.3           75.8           78.5
                                                                                 3.4%           3.6%

2002 Stores                                                                      81.7           84.5
                                                                                                3.4%

2003 Stores                                                                                     73.3


2004 Stores

PRIVATE MODEL
--------------------------------------------------------------------------------
Fiscal Year Ended December 31
$ in 000's except per share data

                              ROCKIES STORE BUILD-UP MODEL

                                             ------------------------------------------------------------------------
                                                   1999           2000           2001           2002           2003
                                             ------------------------------------------------------------------------
WEEKS STORE OPEN
1997 Stores                           18            936            954            936            936            936

1998 Stores                            4            208            212            208            208            208

1999 Stores                            4            126            212            208            208            208

2000 Stores                            2                            56            104            104            104

2001 Stores                            2                                           61            104            104

2002 Stores                            2                                                          53            104

2003 Stores                            2                                                                         53

2004 Stores                            2



EXISTING STORES                                92,300.0      115,223.7      124,874.0      137,158.7      150,789.3
NEW STORES                                      9,589.2        4,077.5        4,434.7        4,289.3        3,848.3
                                             ----------------------------------------------------------------------
TOTAL REVENUE                                $101,889.2     $119,301.2     $129,308.7     $141,448.0     $154,637.6


Maintenance CapEx per Existing Store                 80             73             73             69             75
CapEx per New Store(Conversions)                  2,858          2,310          2,495          2,620          2,685
CapEx per New Store(Prototypes)                   2,166          1,576          1,703          1,788          1,832
Preopening Cost per New Store                       298            225            243            250            256
Capitalized Lease per New Store                   1,698          1,500          1,500          1,500          1,500



Maintenance CapEx                                 1,750          1,900          2,050          2,063          2,400
Total CapEx per New Store(Conversions)            8,573          2,310          2,495          2,620          2,685
Total CapEx per New Store(Prototypes)             2,166          1,576          1,703          1,788          1,832
Preopening Costs                                  1,190            450            486            500            513
Growth CapEx financed through Capitalized lea     1,698          1,500          1,500          1,500          1,500
                                             ----------------------------------------------------------------------
Total CapEx (excl. preopening costs)             14,187          7,286          7,747          7,970          8,417


PRIVATE MODEL
--------------------------------------------------------------------------------
Fiscal Year Ended December 31
$ in 000's except per share data

                              CUBS STORE BUILD-UP MODEL

                              ----------------------------------------------------------------------
                                    1999           2000           2001           2002           2003
                              ----------------------------------------------------------------------
Stores Beginning of Year              39             41             45             49             53

New Stores (Conversions)               2              4              4              4              4
                              ----------------------------------------------------------------------
Stores End of Year                    41             45             49             53             57

AVERAGE WEEKLY SALES
1997 Stores                         37.0           38.7           40.0           41.5           42.9
                                                   4.6%           3.5%           3.5%           3.5%

1998 Stores                            0              0              0              0              0

1999 Stores                         35.6           37.2           38.5           39.9           41.3
                                                   4.6%           3.5%           3.5%           3.5%

2000 Stores                                        37.2           38.5           39.9           41.3
                                                                  3.5%           3.5%           3.5%

2001 Stores                                                       38.5           39.9           41.3
                                                                                 3.5%           3.5%

2002 Stores                                                                      39.9           41.3
                                                                                                3.5%

2003 Stores                                                                                     39.3
                                                                                                2.5%
2004 Stores

--------------------------------------------------------------------------------
Fiscal Year Ended December 31
$ in 000's except per share data

                              CUBS STORE BUILD-UP MODEL

                                             ------------------------------------------------------------------------
                                                   1999           2000           2001           2002           2003
                                             ------------------------------------------------------------------------
WEEKS STORE OPEN
1997 Stores                           39           2028           2067           2028           2028           2028

1998 Stores                            0              0              0              0              0              0

1999 Stores                            2             52            106            104            104            104

2000 Stores                            4                           115            208            208            208

2001 Stores                            4                                          124            208            208

2002 Stores                            4                                                         136            208

2003 Stores                            4                                                                        104

2004 Stores                            4



Existing Stores                                75,034.0       83,902.7       93,229.8      104,808.7      117,087.8
New Stores                                      1,850.1        4,277.7        4,775.0        5,421.6        4,087.2
                                             ----------------------------------------------------------------------
TOTAL REVENUE                                 $76,884.1      $88,180.4      $98,004.8     $110,230.3     $121,175.0


Maintenance CapEx per Existing Store                 45             46             46             45             46
CapEx per New Store                                 740          1,000          1,080          1,134          1,162
Preopening Cost per New Store                       148            110            119            125            128




MAINTENANCE CAPEX                                 1,750          1,900          2,050          2,200          2,438
Total CapEx per New Store                         1,481          4,000          4,320          4,536          4,648
Preopening Costs                                    297            440            475            500            513
                                             ----------------------------------------------------------------------
Total CapEx (excl. preopening costs)              3,231          5,900          6,370          6,736          7,086



Corporate CapEx                                     500            400            400            400            400


-------------------------------------------------------------------------------------------------------------------
TOTAL CAPEX                                     $17,918        $13,586        $14,517        $15,106        $15,903
Decrease in cost reduction*                       6,832              0              0              0              0
                                             ----------------------------------------------------------------------
                                                $11,087        $13,586        $14,517        $15,106        $15,903
-------------------------------------------------------------------------------------------------------------------

PRIVATE MODEL
FISCAL YEAR ENDED DECEMBER 31
$ IN 000'S EXCEPT PER SHARE DATA
-------------------------------------------------------------------------------
                                         CASE 1

MODEL ASSUMPTION 1

                                                                              ACTUAL                   INTERIM PERIOD
                                                                    -----------------------      -------------------------
                                                                                                              Remainder of
                                                                         1997          1998        Jun-99      Fiscal Year
                                                                    -----------------------      -------------------------
INCOME STATEMENT ASSUMPTIONS

NET SALES
   % Net Sales Growth                                               150,248.0     160,101.6      85,098.0         93,675.3
                                                                                       6.6%            NM               NM

   Cost of Sales as a % of Net Sales                                    25.1%         25.4%         25.0%            24.8%

   GROSS PROFIT MARGIN                                                  74.9%         74.6%         75.0%            75.2%

   Labor and Related as a % of Net Sales                                34.0%         33.5%         33.6%            33.4%
   Operating Expenses as a % of Net Sales                               20.4%         12.8%         12.6%            12.5%
   Selling Expenses as a % of Net Sales                                  3.8%          3.2%          3.3%             3.2%
   Occupancy as a % of Net Sales                                         0.0%          7.1%          7.5%             7.5%
   Depreciation as a % of Net Sales                                      5.1%          4.9%          4.9%             4.9%
   Amortization of LBO Related Goodwill as a % of Net Sales              0.0%          0.0%          0.0%             0.0%
   Amortization of Financing Fees as a % of Net Sales                    0.0%          0.0%          0.0%             0.0%
                                                                    -----------------------      -------------------------
      Total Operating Expenses as a % of Net Sales                      66.3%         62.7%         63.5%            61.7%

RESTAURANT-LEVEL OPERATING MARGIN                                        8.6%         11.9%         11.5%            13.5%

OPERATING MARGIN                                                         2.6%          5.4%          4.2%             6.9%

Other Income (Expense) as a % of Net Sales                              -6.5%          1.0%         -0.2%            -0.1%

PRETAX MARGIN                                                           -5.1%          4.9%          2.8%             2.4%

TAX RATE %                                                              33.8%         32.5%         34.0%            34.0%

NET MARGIN                                                              -3.3%          3.3%          1.9%             1.6%


                                                                                               PROJECTED
                                                                    --------------------------------------------------------------

                                                                        1999        2000        2000          2000         2000
                                                                    --------------------------------------------------------------
INCOME STATEMENT ASSUMPTIONS

NET SALES
   % Net Sales Growth                                               178,773.3   207,481.5    227,313.5      251,678.3    275,812.6
                                                                        11.7%       16.1%         9.6%          10.7%         9.6%

   Cost of Sales as a % of Net Sales                                    24.9%       25.0%        25.0%          25.0%        25.0%

   GROSS PROFIT MARGIN                                                  75.1%       75.0%        75.0%          75.0%        75.0%

   Labor and Related as a % of Net Sales                                33.5%       33.5%        33.5%          33.5%        33.5%
   Operating Expenses as a % of Net Sales                               12.5%       12.6%        12.4%          12.4%        12.4%
   Selling Expenses as a % of Net Sales                                  3.3%        3.3%         3.3%           3.3%         3.3%
   Occupancy as a % of Net Sales                                         7.5%        7.5%         7.4%           7.4%         7.4%
   Depreciation as a % of Net Sales                                      4.9%        4.8%         4.8%           4.7%         4.4%
   Amortization of LBO Related Goodwill as a % of Net Sales              0.0%        0.0%         0.0%           0.0%         0.0%
   Amortization of Financing Fees as a % of Net Sales                    0.0%        0.0%         0.0%           0.0%         0.0%
                                                                    --------------------------------------------------------------
      Total Operating Expenses as a % of Net Sales                      62.6%       62.0%        61.8%          61.7%        61.4%

RESTAURANT-LEVEL OPERATING MARGIN                                       12.5%       13.0%        13.2%          13.3%        13.6%

OPERATING MARGIN                                                         5.6%        7.1%         7.6%           8.0%         8.4%

Other Income (Expense) as a % of Net Sales                              -0.2%        0.0%         0.0%           0.0%         0.0%

PRETAX MARGIN                                                            2.6%        3.3%         4.2%           5.1%         6.0%

TAX RATE %                                                              34.0%       34.0%        34.0%          34.0%        34.0%

NET MARGIN                                                               1.7%        2.1%         2.8%           3.4%         4.0%

PRIVATE MODEL
FISCAL YEAR ENDED DECEMBER 31
$ IN 000'S EXCEPT PER SHARE DATA
-------------------------------------------------------------------------------
INCOME STATEMENT
-------------------------------------------------
Private Company Model

                                                 ----------------------------  ----------------------------
                                                           ACTUAL                    INTERIM PERIOD
                                                 ----------------------------  ----------------------------
                                                                                              Remainder of
                                                       1997            1998         Jun-99    Fiscal Year
                                                 -----------------------------------------------------------
NET SALES                                        $150,248.0      $160,101.6      $85,098.0      $93,675.3
  GROWTH %                                                             6.6%             NM             NM

  Cost of Sales                                    37,672.0        40,624.7       21,288.7      $23,261.3
                                                 -----------------------------------------------------------
GROSS PROFIT                                      112,576.0       119,476.9       63,809.3       70,414.0
  GROSS MARGIN %                                      74.9%           74.6%          75.0%          75.2%

OPERATING EXPENSES
  Labor and Related                                51,086.0        53.632.3       28,619.0       31,250.0
  Operating Expenses                               30,627.0        20,542.0       10,711.0       11,670.0
  Selling Expenses                                  5,773.0         5,098.9        2,833.0        3,007.0
  Occupancy                                             0.0        11,364.0        6,422.0        7,044.0
  Other operating expense(income)                       0.0             0.0            0.0            0.0
  Depreciation                                      7,714.0         7,919.0        4,198.0        4,621.0
  Preopening Costs                                      0.0         1,808.5        1,267.0          219.9
  Preopening Amortization                           4,422.0             0.0            0.0            0.0
  Amortization of LBO Related Goodwill                  0.0             0.0            0.0            0.0
  Amortization of Financing Fees                        0.0             0.0            0.0            0.0
                                                 -----------------------------------------------------------
    Total Operating Expenses                       99,622.0       100,364.7       54,050.0       57,811.9
                                                 -----------------------------------------------------------
RESTAURANT-LEVEL OPERATING INCOME                  12,954.0        19,112.2        9,759.3       12,602.1
  OPERATING MARGIN %                                   8.6%           11.9%          11.5%          13.5%

General and Administrative*                         9,073.5         9,818.4        5,781.5        5,703.7
Corporate Depreciation & Amortization                                 696.0          402.0          394.0
                                                 -----------------------------------------------------------
OPERATING INCOME                                    3,880.5         8,597.8        3,575.8        6,504.5
  OPERATING MARGIN %                                   2.6%            5.4%           4.2%           6.9%

Interest Expense
  Interest Expense (Senior Revolver)                    0.0             0.0            0.0          (49.1)
  Interest Expense Related to LBO Debt                  0.0             0.0            0.0       (3,620.6)
  Interest Expense Capital Leases                  (1,763.0)       (2,378.1)      (1,002.1)        (383.6)
  Commitment Fee on Senior Revolver                     0.0             0.0            0.0          (62.7)
  Other Income (Expense) (2)                       (9,706.0)        1,554.0         (160.9)        (136.1)
                                                 -----------------------------------------------------------
    Total Other Income (Expense)                  (11,469.0)         (824.1)      (1,163.0)      (4,252.0)
                                                 -----------------------------------------------------------
INCOME BEFORE INCOME TAXES                         (7,588.5)        7,773.7        2,412.9        2,252.4
  PRE-TAX MARGIN %                                    -5.1%            4.9%           2.8%           2.4%

  Provision For Income Taxes                       (2,568.0)        2,526.5          820.4          765.8
  TAX RATE %                                          33.8%           32.5%          34.0%          34.0%
                                                 -----------------------------------------------------------
NET INCOME                                        ($5,020.5)       $5,247.2       $1,592.5       $1,486.6
                                                 -----------------------------------------------------------
                                                 -----------------------------------------------------------
  NET MARGIN %                                        -3.3%            3.3%           1.9%           1.6%

Cumulative effect of change in accounting for          0.0          1,250.0            0.0            0.0
start-up costs, net of income taxes

NET INCOME, AFTER CUMULATIVE EFFECT              ($5,020.5)        $3,997.2       $1,592.5       $1,486.6
                                                 -----------------------------------------------------------
                                                 -----------------------------------------------------------
  NET MARGIN %                                       -3.3%             2.5%           1.9%           1.6%
------------------------------------------------------------------------------------------------------------
EBITDA                                           $11,594.5        $17,212.8       $8,175.8      $11,519.5
  EBITDA MARGIN                                       7.7%            10.8%           9.6%          12.3%
------------------------------------------------------------------------------------------------------------



                                                 ---------------------------------------------------------------------
                                                                                  PROJECTED
                                                 ---------------------------------------------------------------------

                                                         1999            2000          2001         2002          2003
                                                 ----------------------------------------------------------------------
NET SALES                                          $178,773.3      $207,481.5    $227,313.5   $251,678.3    $275,812.6
  GROWTH %                                              11.7%           16.1%          9.6%        10.7%          9.6%

  Cost of Sales                                      44,550.0        51,798.0      56,828.4     62,919.6      68,953.1
                                                 ----------------------------------------------------------------------
GROSS PROFIT                                        134,223.3       155,683.5     170,485.1    188,758.7     206,859.4
  GROSS MARGIN %                                        75.1%           75.0%         75.0%        75.0%         75.0%

OPERATING EXPENSES
  Labor and Related                                  59,869.0        69,447.0      76,150.0     84,312.2      92,397.2
  Operating Expenses                                 22,381.0        26,055.0      28,186.9     31,208.1      34,200.8
  Selling Expenses                                    5,840.0         6,810.0       7,501.3      8,305.4       9,101.8
  Occupancy                                          13,466.0        15,480.0      16,821.2     18,624.2      20,410.1
  Other operating expense(income)                         0.0             0.0           0.0          0.0           0.0
  Depreciation                                        8,819.0         9,998.0      10,836.0     11,889.0      12,115.0
  Preopening Costs                                    1,486.9           890.0         961.2      1,000.0       1,025.5
  Preopening Amortization                                 0.0             0.0           0.0          0.0           0.0
  Amortization of LBO Related Goodwill                    0.0             0.0           0.0          0.0           0.0
  Amortization of Financing Fees                          0.0             0.0           0.0          0.0           0.0
                                                 ----------------------------------------------------------------------
    Total Operating Expenses                        111,861.9       128,680.0     140,456.6    155,338.9     169,250.4
                                                 ----------------------------------------------------------------------
RESTAURANT-LEVEL OPERATING INCOME                    22,361.4        27,003.5      30,028.5     33,419.8      37,609.0
  OPERATING MARGIN %                                    12.5%           13.0%         13.2%        13.3%         13.6%

General and Administrative*                          11,485.1        11,431.0      11,891.0     12,371.0      13,580.0
Corporate Depreciation & Amortization                   796.0           821.0         846.0        871.0         900.0
                                                 ----------------------------------------------------------------------
OPERATING INCOME                                     10,080.3        14,751.3      17,291.5     20,177.8      23,129.0
  OPERATING MARGIN %                                     5.6%            7.1%          7.6%         8.0%          8.4%

Interest Expense
  Interest Expense (Senior Revolver)                    (49.1)         (405.8)       (749.7)      (920.2)       (921.8)
  Interest Expense Related to LBO Debt               (3,620.6)       (6,768.4)     (5,992.8)    (5,257.2)     (4,491.5)
  Interest Expense Capital Leases                    (1,385.6)         (787.9)       (915.3)    (1,037.3)     (1,153.6)
  Commitment Fee on Senior Revolver                     (62.7)          (36.5)        (19.7)       (15.2)        (19.5)
  Other Income (Expense) (2)                           (297.0)            0.0           0.0          0.0           0.0
                                                 ----------------------------------------------------------------------
    Total Other Income (Expense)                     (5,415.0)       (7,998.7)     (7,677.5)    (7,229.8)     (6,586.4)
                                                 ----------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                            4,665.3         6,752.9       9,614.0     12,947.9      16,542.6
  PRE-TAX MARGIN %                                       2.6%            3.3%          4.2%         5.1%          6.0%

  Provision For Income Taxes                          1,586.2         2,296.0       3,268.7      4,402.3       5,624.5
  TAX RATE %                                            34.0%           34.0%         34.0%        34.0%         34.0%
                                                 ----------------------------------------------------------------------
NET INCOME                                           $3,079.1        $4,456.9      $6,345.2     $8,545.6     $10,918.1
                                                 ----------------------------------------------------------------------
                                                 ----------------------------------------------------------------------
  NET MARGIN %                                           1.7%            2.1%          2.8%         3.4%          4.0%

Cumulative effect of change in accounting for             0.0             0.0           0.0          0.0           0.0
start-up costs, net of income taxes

NET INCOME, AFTER CUMULATIVE EFFECT                  $3,079.1        $4,456.9      $6,345.2     $8,545.6     $10,918.1
                                                 ----------------------------------------------------------------------
                                                 ----------------------------------------------------------------------
  NET MARGIN %                                           1.7%            2.1%          2.8%         3.4%          4.0%
-----------------------------------------------------------------------------------------------------------------------
EBITDA                                              $19,695.3       $25,570.5     $28,973.5    $32,937.8     $36,144.0
  EBITDA MARGIN                                         11.0%           12.3%         12.7%        13.1%         13.1%
-----------------------------------------------------------------------------------------------------------------------

(1) DOES NOT INCLUDE PROJECT ROCKIES COSTS
(2) INCLUDES THE EQUITY IN JOINT VENTURE SAVINGS, GAIN ON SALE OF INVESTMENT IN JOINT VENTURE AND INTEREST INCOME

PRIVATE MODEL
FISCAL YEAR ENDED DECEMBER 31
$ IN 000'S EXCEPT PER SHARE DATA
-------------------------------------------------------------------------------
BALANCE SHEET
-------------------------------------

                                                    ---------------------------- ----------------- -------------- ----------------
                                                                ACTUAL               ESTIMATED       ADJUSTMENTS      PROFORMA
                                                    ---------------------------- ----------------- -------------- ----------------
                                                          1997            1998    June-99 Pre LBO                 June-99 Post LBO
                                                    ------------------------------------------------------------------------------
ASSETS:

CURRENT ASSETS:
  Cash and Cash Equivalents                             $623.0          $449.4             $437.7        ($437.7)              0.0
  Cash required for Operations                         1,000.0             0.0                0.0            0.0               0.0
  Accounts Receivable                                  1,055.0           321.0              321.0            0.0             321.0
  Inventories                                          2,727.0         2,532.1            2,532.0            0.0           2,532.0
  Prepaid Expenses                                     1,613.0         1,026.0            1,026.0            0.0           1,026.0
  Current Deferred Income Taxes                          219.0             0.0                0.0            0.0               0.0
  Preopening Costs, net                                1,520.0             0.0                0.0            0.0               0.0
                                                    ------------------------------------------------------------------------------
    Total Current Assets                               8,757.0         4,328.4            4,316.7         (437.7)          3,879.0

LONG-TERM ASSETS:
  GROSS FIXED ASSETS                                 108,209.2       119,147.5          122,790.6            0.0         122,790.6
    LESS ACCUMULATED DEPRECIATION                     17,395.2        23,966.7           28,727.6            0.0          28,727.6
                                                    ------------------------------------------------------------------------------
  NET FINAL ASSETS                                    90,814.0        95,180.8           94,063.0            0.0          94,063.0

  LBO RELATED GOODWILL                                     0.0             0.0                0.0            0.0               0.0
  FINANCING FEES                                           0.0             0.0                0.0            0.0               0.0
  INVESTMENT IN JOINT VENTURE                          5,553.0             0.0                0.0            0.0               0.0
  DEFERRED INCOME TAXES                                2,335.0         1,817.8            1,817.8            0.0           1,817.8
  OTHER LONG-TERM ASSETS                                 736.0           260.1              260.1            0.0             260.1
                                                    ------------------------------------------------------------------------------
TOTAL ASSETS:                                        108,195.0       101,587.2          100,457.6         (437.7)        100,019.9
                                                    ------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------------
                                                    ---------------------------- ----------------- -------------- ----------------
                                                                ACTUAL               ESTIMATED       ADJUSTMENTS      PROFORMA
                                                    ---------------------------- ----------------- -------------- ----------------
                                                          1997            1998    June-99 Pre LBO                 June-99 Post LBO
                                                    ------------------------------------------------------------------------------
LIABILITIES:

CURRENT LIABILITIES:
  Revolver                                                 0.0             0.0                0.0           (0.0)             (0.0)
  Accounts Payable                                     4,341.0         5,565.0            5,564.0            0.0           5,564.0
  Accrued Taxes other than Income Taxes                1,023.0         3,271.0                0.0            0.0               0.0
  Accrued Expenses                                     5,871.0         2,223.0            5,495.0            0.0           5,495.0
  Accrued Restructuring Costs/Other Liabilities        2,447.0           431.0              431.0            0.0             431.0
  Current Portion of Debt                                642.0           404.0              206.0            0.0             206.0
                                                    ------------------------------------------------------------------------------
    Total Current Liabilities                         14,324.0        11,894.0           11,696.0           (0.0)         11,696.0

LONG-TERM LIABILITIES:
  Existing Debt                                       26,450.0        19,050.0           13,246.0      (13,246.0)              0.0
  Long-term Debt                                       2,375.0         2,195.3            2,195.3                          2,195.3
  Capital Lease Obligations                            2,334.0         2,256.0            5,450.0                          5,450.0
  TERM LOAN A                                              0.0             0.0                0.0       55,943.8          55,943.8
  TERM LOAN B                                              0.0             0.0                0.0            0.0               0.0
  SENIOR SUBORDINATED NOTE                                 0.0             0.0                0.0       20,343.2          20,343.2
  Accrued Restructuring Costs/Other Liabilities        1,494.0           769.2              769.2            0.0             769.2
                                                    ------------------------------------------------------------------------------
    Total Non-current Liabilities                     32,653.0        24,270.6           21,660.6       63,041.0          84,701.6

TOTAL LIABILITIES:                                    46,977.0        36,164.6           33,356.6       63,041.0          96,397.6

STOCKHOLDERS' EQUITY
  Preferred Stock                                          0.0             0.0                0.0            0.0               0.0
  Common Stock                                            81.0            80.6               80.5            0.0              80.5
  Additional Paid-in Capital                          58,320.0        58,287.9           58,287.9       25.429.0          83,716.9
  Deferred Compensation/Treasury Stock                  (975.0)         (735.0)            (649.0)     (82,907.7)        (83,556.7)
  Retained Earnings                                    3,792.0         7,789.2            9,381.6       (6,000.0)          3,381.6
                                                    ------------------------------------------------------------------------------
    Total Stockholders' Equity                          61,218        65,422.7           67,101.0      (63,478.7)          3,622.4
                                                    ------------------------------------------------------------------------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY:           $108.195.0      $101,587.2         $100,457.6        ($437.7)       $100,019.9
                                                    ------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------------





                                                     ----------------------------------------------------------------------------
                                                                                        PROJECTED
                                                     ----------------------------------------------------------------------------
                                                           1999              2000            2001             2002          2003
                                                    -----------------------------------------------------------------------------
ASSETS:

CURRENT ASSETS:
  Cash and Cash Equivalents                                $0.0              $0.0            $0.0             $0.0          $0.0
  Cash required for Operations                              0.0               0.0             0.0              0.0           0.0
  Accounts Receivable                                     353.0             388.0           427.0            470.0         515.0
  Inventories                                           2,828.0           3,281.0         3,673.0          4,205.0       4,750.0
  Prepaid Expenses                                      1,085.0           1,199.0         1,283.0          1,408.0       1,530.0
  Current Deferred Income Taxes                             0.0               0.0             0.0              0.0           0.0
  Preopening Costs, net                                     0.0               0.0             0.0              0.0           0.0
                                                    ----------------------------------------------------------------------------
    Total Current Assets                                4,266.0           4,868.0         5,383.0          6,083.0       6,795.0

LONG-TERM ASSETS:
  GROSS FIXED ASSETS                                  130,234.1         143,820.5       158,337.9        173,443.6     189,346.6
    LESS ACCUMULATED DEPRECIATION                      33,878.7          44,697.7        56,379.7         69,139.7      82,154.7
                                                    ----------------------------------------------------------------------------
  NET FINAL ASSETS                                     96,355.4          99,122.8       101,958.2        104,303.9     107,191.9

  LBO RELATED GOODWILL                                      0.0               0.0             0.0              0.0           0.0
  FINANCING FEES                                            0.0               0.0             0.0              0.0           0.0
  INVESTMENT IN JOINT VENTURE                               0.0               0.0             0.0              0.0           0.0
  DEFERRED INCOME TAXES                                 1,818.0           1,818.0         1,818,0          1,818.0       1,818.0
  OTHER LONG-TERM ASSETS                                  273.0             287.0           301.0            316.0         330.0
                                                    ----------------------------------------------------------------------------
TOTAL ASSETS:                                         102,712.4         106,095.8       109,460.2        112,520.9     116,134.9
                                                    ----------------------------------------------------------------------------
                                                    ----------------------------------------------------------------------------
                                                     ----------------------------------------------------------------------------
                                                                                        PROJECTED
                                                     ----------------------------------------------------------------------------
                                                           1999              2000            2001             2002          2003
                                                    -----------------------------------------------------------------------------
LIABILITIES:

CURRENT LIABILITIES:
  Revolver                                              2,453.6           7,690.9        11,051.0         11,954.1      11,091.0
  Accounts Payable                                      5,843.0           6,135.0         6,442.0          6,764.0       7,085.0
  Accrued Taxes other than Income Taxes                 3,000.0           3,000.0         3,000.0          3,000.0       3,000.0
  Accrued Expenses                                      2,373.0           2,523.0         2,673.0          2,823.0       2,975.0
  Accrued Restructuring Costs/Other Liabilities             0.0               0.0             0.0              0.0           0.0
  Current Portion of Debt                               8,197.8           8,242.0         8,304.0          8,414.0       8,110.0
                                                    ----------------------------------------------------------------------------
    Total Current Liabilities                          21,867.4          27,590.9        31,470.0         32,955.1      32,260.9

LONG-TERM LIABILITIES:
  Existing Debt                                             0.0               0.0             0.0              0.0           0.0
  Long-term Debt                                        2,106.0           2,009.0         1,904.0          1,792.0       1,674.0
  Capital Lease Obligations                             5,335.0           6,627.0         7,864.0          8,998.0      10,498.0
  TERM LOAN A                                          47,951.8          39,959.9        31,967.9         23,975.9      15,983.9
  TERM LOAN B                                               0.0               0.0             0.0              0.0           0.0
  SENIOR SUBORDINATED NOTE                             20,343.2          20,343.2        20,343.2         20,343.2      20,343.2
  Accrued Restructuring Costs/Other Liabilities             0.0               0.0             0.0              0.0           0.0
                                                    ----------------------------------------------------------------------------
    Total Non-current Liabilities                      75,736.0          68,939.0        62,079.1         55,109.1      48,499.1

TOTAL LIABILITIES:                                     97,603.4          96,529.9        93,549.1         88,064.2      80,760.1

STOCKHOLDERS' EQUITY
  Preferred Stock                                           0.0               0.0             0.0              0.0           0.0
  Common Stock                                             80.5              80.5            80.5             80.5          80.5
  Additional Paid-in Capital                           83,716.9          83,716.9        83,716.9         83,716.9      83,716.9
  Deferred Compensation/Treasury Stock                (83,556.7)        (83,556.7)      (83,556.7)       (83,556.7)    (83,556.7)
  Retained Earnings                                     4,868.2           9,325.1        15,670.4         24,216.0      35,134.1
                                                    ----------------------------------------------------------------------------
    Total Stockholders' Equity                          5,109.0           9,565.9        15,911.1         24,456.7      35,374.8
                                                    ----------------------------------------------------------------------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY:            $102,712.4        $106,095.8      $109,460.2       $112.520.9    $116,134.5
                                                    ----------------------------------------------------------------------------
                                                    ----------------------------------------------------------------------------

PRIVATE MODEL
FISCAL YEAR ENDED DECEMBER 31
$ IN 000'S EXCEPT PER SHARE DATA
-------------------------------------------------------------------------------
CASH FLOW STATEMENT
-------------------------------------

                                                                         --------------- ------------------------------------
                                                                              ACTUAL                 INTERIM PERIOD
                                                                         --------------- ------------------------------------
OPERATING ACTIVITIES                                                           1998
                                                                         ----------------------------------------------------
NET INCOME                                                               $  3,997.2          $ 1,592.5         $  1,486.6
  Depreciation & Amortization                                               6,571.5            4,760.9            5,151.1
  Amortization of LBO Related Goodwill                                          0.0                0.0                0.0
  Amortization of LBO Related Financing Fees                                    0.0                0.0                0.0

WORKING CAPITAL ACCOUNTS:
  (Increase) Decrease in Accounts Receivable                                  734.0                0.0              (32.0)
  (Increase) Decrease in Inventories                                          194.9                0.1             (296.0)
  (Increase) Decrease in Prepaid Expenses                                     587.0                0.0              (59.0)
  (Increase) Decrease in Current Deferred Income Taxes                        219.0                0.0                0.0
  (Increase) Decrease in Preopening Costs, net                              1,520.0                0.0                0.0
  Increase (Decrease) in Accounts Payable                                   1,224.0               (1.0)             279.0
  Increase (Decrease) in Accrued Taxes other than Income Taxes              2,248.0           (3,271.0)           3,000.0
  Increase (Decrease) in Accrued Expenses                                  (3,648.0)           3,272.0           (3,122.0)
  Increase (Decrease) in Accrued Restructuring Costs/Other Liabil          (2,016.0)               0.0             (431.0)
                                                                         -----------------------------------------------------
INCREASE (DECREASE) IN NET WORKING CAPITAL                                  1,062.9                0.1             (661.0)

SOURCE (USE) OF CASH FROM OPERATIONS                                       11,631.5            6,353.5            5,976.7

INVESTING ACTIVITIES

  (Increase) Decrease in Gross Fixed Assets                               (10,938.3)          (3,643.1)          (7,443.5)
  (Increase) Decrease in Investment in Joint Venture                        5,553.0                0.0                0.0
  (Increase) Decrease in Deferred Income Taxes                                517.2                0.0               (0.2)
  (Increase) Decrease in Other Long-term Assets                               475.9                0.0              (12.9)
  Increase (Decrease) in Accrued Restructuring Costs/Other Liabil            (724.8)               0.0             (769.2)
  Increase (Decrease) in Deferred Income Taxes                                  0.0                0.0                0.0
                                                                         -----------------------------------------------------
SOURCE (USE) OF CASH FROM INVESTING ACTIVITIES                             (5,117.0)          (3,643.1)          (8,225.8)

FINANCING ACTIVITIES

  Increase (Decrease) in Revolver                                               0.0                0.0            2,453.6
  Addition of LBO Goodwill                                                      0.0                0.0                0.0
  Addition of LBO Finance Fees                                                  0.0                0.0                0.0
  Increase (Decrease) in Current Portion of Debt                             (238.0)            (198.0)           7,991.8
  Increase (Decrease) in Existing Debt, net                                (7,579.7)          (5,804.0)         (13,335.3)
  Increase (Decrease) in Capital Lease Obligations, net                       (78.0)           3,194.0             (115.0)
  Increase (Decrease) in Term Loan A, net                                       0.0                0.0           47,951.8
  Increase (Decrease) in Term Loan B, net                                       0.0                0.0                0.0
  Increase (Decrease) in Senior Subordinated Note, net                          0.0                0.0           20,343.2
  Increase (Decrease) in Preferred Stock, net                                   0.0                0.0                0.0
  Increase (Decrease) in Common Stock, net                                     (0.4)              (0.1)               0.0
  Increase (Decrease) in Additional Paid-in Capital                           (32.1)               0.0           25,429.0
                                                                         -----------------------------------------------------
SOURCE (USE) OF CASH FROM FINANCING ACTIVITIES                             (7,928.1)          (2,808.1)          90,719.1

Net Change in Cash                                                         (1,413.6)             (97.7)          88,470.0
LBO Adjustment to Deferred Compensation/Treasury Stock                        240.0               86.0          (82,907.7)
LBO Adjustment to Retained Earnings                                             0.0                0.0           (6,000.0)
Beginning Cash Balance                                                      1,623.0              449.4              437.7
                                                                         -----------------------------------------------------
ENDING CASH BALANCE                                                          $449.4             $437.7               $0.0
                                                                         -----------------------------------------------------
                                                                         -----------------------------------------------------


                                                                   ----------------------------------------------------------------
                                                                                             PROJECTED
                                                                   ----------------------------------------------------------------
OPERATING ACTIVITIES                                                     1999        2000         2001         2002           2003
                                                                   ----------------------------------------------------------------
NET INCOME                                                         $  3,079.1  $  4,456.9   $  6,345.2   $  8,545.6    $  10,918.1
  Depreciation & Amortization                                         9,912.0    10,819.0     11,682.0     12,760.0       13,015.0
  Amortization of LBO Related Goodwill                                    0.0         0.0          0.0          0.0            0.0
  Amortization of LBO Related Financing Fees                              0.0         0.0          0.0          0.0            0.0

WORKING CAPITAL ACCOUNTS:
  (Increase) Decrease in Accounts Receivable                            (32.0)      (35.0)       (39.0)       (43.0)         (45.0)
  (Increase) Decrease in Inventories                                   (295.9)     (453.0)      (392.0)      (532.0)        (545.0)
  (Increase) Decrease in Prepaid Expenses                               (59.0)     (114.0)       (84.0)      (125.0)        (122.0)
  (Increase) Decrease in Current Deferred Income Taxes                    0.0         0.0          0.0          0.0            0.0
  (Increase) Decrease in Preopening Costs, net                            0.0         0.0          0.0          0.0            0.0
  Increase (Decrease) in Accounts Payable                               278.0       292.0        307.0        322.0          321.0
  Increase (Decrease) in Accrued Taxes other than Income Taxes         (271.0)        0.0          0.0          0.0            0.0
  Increase (Decrease) in Accrued Expenses                               150.0       150.0        150.0        150.0          152.0
  Increase (Decrease) in Accrued Restructuring Costs/Other Liabil      (431.0)        0.0          0.0          0.0            0.0
                                                                   ----------------------------------------------------------------
INCREASE (DECREASE) IN NET WORKING CAPITAL                             (660.9)     (160.0)       (58.0)      (228.0)        (239.0)

SOURCE (USE) OF CASH FROM OPERATIONS                                 12,330.2    15,115.9     17,969.2     21,077.6       23,694.1

INVESTING ACTIVITIES

  (Increase) Decrease in Gross Fixed Assets                         (11,086.5)  (13,586.4)   (14,517.4)   (15,105.7)     (15,903.0)
  (Increase) Decrease in Investment in Joint Venture                      0.0         0.0          0.0          0.0            0.0
  (Increase) Decrease in Deferred Income Taxes                           (0.2)        0.0          0.0          0.0            0.0
  (Increase) Decrease in Other Long-term Assets                         (12.9)      (14.0)       (14.0)       (15.0)         (14.0)
  Increase (Decrease) in Accrued Restructuring Costs/Other Liabil      (769.2)        0.0          0.0          0.0            0.0
  Increase (Decrease) in Deferred Income Taxes                            0.0         0.0          0.0          0.0            0.0
                                                                   ----------------------------------------------------------------
SOURCE (USE) OF CASH FROM INVESTING ACTIVITIES                      (11,868.9)  (13,600.4)   (14,531.4)   (15,120.7)     (15,917.0)

FINANCING ACTIVITIES

  Increase (Decrease) in Revolver                                     2,453.6     5,237.3      3,360.1        903.1         (863.1)
  Addition of LBO Goodwill                                                0.0         0.0          0.0          0.0            0.0
  Addition of LBO Finance Fees                                            0.0         0.0          0.0          0.0            0.0
  Increase (Decrease) in Current Portion of Debt                      7,793.8        44.2         62.0        110.0         (304.0)
  Increase (Decrease) in Existing Debt, net                         (19,139.3)      (97.0)      (105.0)      (112.0)        (118.0)
  Increase (Decrease) in Capital Lease Obligations, net               3,079.0     1,292.0      1,237.0      1,134.0        1,500.0
  Increase (Decrease) in Term Loan A, net                            47,951.8    (7,992.0)    (7,992.0)    (7,992.0)      (7,992.0)
  Increase (Decrease) in Term Loan B, net                                 0.0         0.0          0.0          0.0            0.0
  Increase (Decrease) in Senior Subordinated Note, net               20,343.2         0.0          0.0          0.0            0.0
  Increase (Decrease) in Preferred Stock, net                             0.0         0.0          0.0          0.0            0.0
  Increase (Decrease) in Common Stock, net                               (0.1)        0.0          0.0          0.0            0.0
  Increase (Decrease) in Additional Paid-in Capital                  25,429.0         0.0          0.0          0.0            0.0
                                                                   ----------------------------------------------------------------
SOURCE (USE) OF CASH FROM FINANCING ACTIVITIES                       87,910.9    (1,515.5)    (3,437.9)    (5,956.9)      (7,777.1)

Net Change in Cash                                                   88,372.3         0.0          0.0          0.0           (0.0)
LBO Adjustment to Deferred Compensation/Treasury Stock              (82,821.7)        0.0          0.0          0.0            0.0
LBO Adjustment to Retained Earnings                                  (6,000.0)        0.0          0.0          0.0            0.0
Beginning Cash Balance                                                  449.4         0.0          0.0          0.0            0.0
                                                                   ----------------------------------------------------------------
ENDING CASH BALANCE                                                     ($0.0)       $0.0         $0.0         $0.0          ($0.0)
                                                                   ----------------------------------------------------------------
                                                                   ----------------------------------------------------------------